UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07896

                             GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                         Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                            Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The GAMCO Vertumnus Fund Annual Report — December 31, 2012	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Vertumnus Fund increased 4.8% compared with increases of 13.4% and 13.1% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Free Index, respectively. See page 2 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

The continued positive economic momentum from 2011 carried through the first quarter of 2012, despite weakness in Europe and slowing growth in China. The stock market was buoyant, with the best first quarter performance since 1998. The Federal Reserve explicitly stated that it expected to keep short term rates exceptionally low until the latter part of 2014.

During the volatile second quarter of 2012, the S&P 500 was down over 2%. Through part of May, the S&P 500 was down almost 10% in the quarter before bouncing back during most of June. The best performing sectors in the S&P 500 during the quarter were defensively oriented sectors, such as telecommunications, utilities, consumer staples, and health care, all of which were up. The three worst performing sectors in the second quarter were energy, financials, and information technology, all of which were down a little over 6%.

Stocks rose during the third quarter of 2012. A greater commitment to monetary stimulus in Europe and the U.S., combined with an improving housing market, helped stocks reach levels not seen since early 2008. Monetary policy both here and around the world has been accommodative to an extreme. Quantitative Easing (QE) was also back for a third round (QE3), keeping credit cheap and hurdle rates for investments low.

Year to date, U.S. convertibles have risen 14.96%, compared with a 16.0% rise in the S&P 500. U.S. convertibles lagged slightly, when compared with high yield corporate bond returns, but outpaced high grade corporate bonds. Convertibles benefited from greater than expected equity participation over the past year, based on a combination of rallying equities, spread tightening, and improved valuations. Demand for new convertibles issuance has remained strong. Sector returns varied widely with capital goods, communications, and financials outperforming while basic industries, utilities, and technology lagged on a relative basis.

Selected holdings that contributed positively to performance in 2012 were Covanta Holding Corp., 3.250% (4.2% of net assets as of December 31, 2012), Chemed Corp., 1.875% (4.1%), and Berkshire Hathaway Inc., Class A (5.3%). Some of our weaker performing securities were Newmont Mining Corp., Ser. B, 1.625% (3.2%), Alcoa Inc., 5.250% (1.4%), and Eastman Kodak Co., 7.000% (0.5%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception (2/3/94)
	1 Year	5 Year	10 Year
Class AAA (GAGCX)	4.79%	(1.40)%	4.21%	4.18%
Bank of America Merrill Lynch Global 300 Convertible Index	13.40	2.86	5.80	N/A(d)
MSCI World Free Index	13.11	(3.37)	5.38	4.00(e)
Lipper Convertible Securities Fund Average	11.53	3.21	7.30	7.13
Class A (GAGAX)	4.47	(1.41)	4.22	4.19
With sales charge (b)	(1.53)	(2.57)	3.61	3.87
Class C (GACCX)	1.74	(2.61)	3.19	3.60
With contingent deferred sales charge (c)	0.74	(2.61)	3.19	3.60
Class I (GAGIX)	4.74	(1.17)	4.33	4.24

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 3.38%, 3.38%, 4.13%, and 3.13%, respectively, and the net expense ratios after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 2.02%, 2.02%, 2.77%, and 1.77%, respectively. See page 9 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)     Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Free Index is an unmanaged free float adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)     Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)     Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)     There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.

(e)     MSCI World Free Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GAMCO VERTUMNUS FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2

The GAMCO Vertumnus Fund Disclosure of Fund Expenses (Unaudited) For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Vertumnus Fund
Actual Fund Return
Class AAA	$1,000.00	$1,022.60	2.00%	$10.17
Class A	$1,000.00	$1,019.80	2.00%	$10.15
Class C	$1,000.00	$ 997.50	2.74%	$13.76
Class I	$1,000.00	$1,021.10	1.75%	$ 8.89
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.08	2.00%	$10.13
Class A	$1,000.00	$1,015.08	2.00%	$10.13
Class C	$1,000.00	$1,011.36	2.74%	$13.85
Class I	$1,000.00	$1,016.34	1.75%	$ 8.87

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

3

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The GAMCO Vertumnus Fund

U.S. Government Obligations	29.1%
Financial Services	16.5%
Health Care	11.9%
Energy and Utilities	7.5%
Metals and Mining	7.2%
Computer Hardware	6.8%
Diversified Industrial	6.2%
Food and Beverage	5.6%
Telecommunications	3.8%
Computer Software and Services	1.2%

Aviation	0.9%
Specialty Chemicals	0.9%
Entertainment	0.8%
Consumer Products	0.5%
Energy and Energy Services	0.4%
Retail	0.1%
Broadcasting	0.0%
Other Assets and Liabilities (Net)	0.6%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

4

The GAMCO Vertumnus Fund

Schedule of Investments — December 31, 2012

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 40.8%
	Aviation — 0.9%
$50,000	Textron Inc., Ser. TXT, Cv., 4.500%, 05/01/13	$50,000	$94,906

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Escrow, Sub. Deb., Cv., Zero Coupon, 02/11/20†(a)	0	0

	Computer Hardware — 6.8%
700,000	SanDisk Corp., Cv., 1.000%, 05/15/13	671,209	694,750

	Computer Software and Services — 1.2%
100,000	Mentor Graphics Corp., Sub. Deb., Cv., 4.000%, 04/01/31	99,043	118,063

	Consumer Products — 0.5%
400,000	Eastman Kodak Co., Cv., 7.000%, 04/01/17†	317,033	46,000

	Diversified Industrial — 5.6%
200,000	GenCorp Inc., Sub. Deb., Cv., 4.063%, 12/31/39	168,598	246,500
300,000	Griffon Corp., Sub. Deb., Cv., 4.000%, 01/15/17(b)	298,946	319,875

		467,544	566,375

	Energy and Utilities — 7.0%
350,000	Covanta Holding Corp., Cv., 3.250%, 06/01/14	350,000	424,594
300,000	JA Solar Holdings Co. Ltd., Cv., 4.500%, 05/15/13	298,473	288,000

		648,473	712,594

	Entertainment — 0.6%
50,000	Take-Two Interactive Software Inc., Cv., 4.375%, 06/01/14	50,000	60,969

	Financial Services — 3.6%
350,000	Janus Capital Group Inc., Cv., 3.250%, 07/15/14	351,098	365,313

	Health Care — 4.1%
400,000	Chemed Corp., Cv., 1.875%, 05/15/14	384,857	418,750

	Metals and Mining — 7.2%
100,000	Alcoa Inc., Cv., 5.250%, 03/15/14	100,000	143,687
200,000	Kinross Gold Corp., Cv., 1.750%, 03/15/28(b)	201,996	200,875
50,000	McMoRan Exploration Co., Cv., 4.000%, 12/30/17	53,337	56,594

Principal Amount			Cost	Market Value
$250,000		Newmont Mining Corp., Ser. B, Cv., 1.625%, 07/15/17	$323,701	$325,938

			679,034	727,094

		Telecommunications — 3.3%
20,000,000	(c)	Softbank Corp., Cv., 1.500%, 03/31/13	192,046	334,137

		TOTAL CONVERTIBLE CORPORATE BONDS	3,910,337	4,138,951

		CORPORATE BONDS — 0.6%
		Energy and Utilities — 0.5%
200,000		Texas Competitive Electric Holdings Co. LLC, Ser. B, 10.250%, 11/01/15	142,861	57,500

		Retail — 0.1%
6,200,000		The Great Atlantic & Pacific Tea Co. Inc., Cv., 5.125%, 06/15/11†(a)	113,875	7,750

		TOTAL CORPORATE BONDS	256,736	65,250

Shares
		COMMON STOCKS — 28.9%
		Diversified Industrial — 0.6%
3,000		General Electric Co.	60,045	62,970

		Energy and Energy Services — 0.4%
4,000		Weatherford International Ltd.†	43,880	44,760

		Entertainment — 0.2%
1,000		Electronic Arts Inc.†	12,584	14,530

		Financial Services — 12.9%
5,000		American International Group Inc.†	152,348	176,500
4		Berkshire Hathaway Inc., Cl. A†	481,253	536,240
4,000		Citigroup Inc.	148,170	158,240
5,000		Delphi Financial Group Inc.†(a)	0	3,125
4,000		Legg Mason Inc.	98,111	102,880
500		Royal Bank of Canada	27,160	30,150
7,000		Wells Fargo & Co.	237,460	239,260
1,500		WR Berkley Corp.	55,375	56,610

			1,199,877	1,303,005

		Food and Beverage — 5.6%
15,000		Grupo Modelo SAB de CV, Cl. C.	135,262	134,551
1,000		Heineken NV	60,640	66,618
2,500		Kellogg Co.	127,291	139,625
1,000		Nestlé SA	54,883	65,162
1,000		Ralcorp Holdings Inc.†	88,870	89,650
2,000		The Coca-Cola Co.	69,335	72,500

			536,281	568,106

See accompanying notes to financial statements.

5

The GAMCO Vertumnus Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care — 7.8%
2,000	Bristol-Myers Squibb Co.	$66,485	$65,180
2,000	Patterson Companies Inc.	67,829	68,460
6,000	Pfizer Inc.	118,665	150,480
3,000	Roche Holding AG, ADR	112,246	151,500
25,000	Sunrise Senior Living Inc.†	357,479	359,500

		722,704	795,120

	Specialty Chemicals — 0.9%
2,000	E. I. du Pont de Nemours and Co.	88,300	89,940

	Telecommunications — 0.5%
7,000	Telekom Austria AG.	69,908	53,036

	TOTAL COMMON STOCKS	2,733,579	2,931,467

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 29.1%
$2,950,000	U.S. Treasury Bills, 0.085% to 0.125%††, 01/17/13 to 06/13/13	2,949,221	2,949,320

	TOTAL INVESTMENTS — 99.4%	$9,849,873	10,084,988

	Other Assets and Liabilities (Net) — 0.6%		62,008

	NET ASSETS — 100.0%		$10,146,996

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $10,875 or 0.11% of net assets.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $520,750 or 5.13% of net assets.

(c)	Principal amount denoted in Japanese Yen.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

See accompanying notes to financial statements.

6

The GAMCO Vertumnus Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $9,849,873)	$10,084,988
Foreign currency, at value (cost $1)	1
Cash	1,661
Deposit at brokers	16
Receivable for investments sold	75,731
Receivable for Fund shares sold	500
Dividends and interest receivable	34,442
Prepaid expenses	20,110

Total Assets	10,217,449

Liabilities:
Payable for Fund shares redeemed	22,077
Payable for investment advisory fees	5,532
Payable for distribution fees	2,081
Payable for shareholder communications expenses	19,356
Payable for custodian fees	15,856
Other accrued expenses	5,551

Total Liabilities	70,453

Net Assets
(applicable to 2,623,042 shares outstanding)	$10,146,996

Net Assets Consist of:
Paid-in capital	$11,507,379
Accumulated distributions in excess of net investment income	(37,295)
Accumulated net realized loss on investments and foreign currency transactions	(1,558,126)
Net unrealized appreciation on investments	235,115
Net unrealized depreciation on foreign currency translations	(77)

Net Assets	$10,146,996

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($7,942,182 ÷ 2,054,336 shares outstanding; 75,000,000 shares authorized)	$3.87

Class A:
Net Asset Value and redemption price per share ($238,206 ÷ 61,358 shares outstanding; 50,000,000 shares authorized)	$3.88

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$4.12

Class C:
Net Asset Value and offering price per share ($22,501 ÷ 6,567 shares outstanding; 25,000,000 shares authorized)	$3.43 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($1,944,107 ÷ 500,781 shares outstanding; 25,000,000 shares authorized)	$3.88

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $986)	$44,671
Interest	189,031

Total Investment Income	233,702

Expenses:
Investment advisory fees	95,590
Distribution fees - Class AAA	22,163
Distribution fees - Class A	670
Distribution fees - Class C	247
Custodian fees	36,040
Shareholder communications expenses	31,839
Registration expenses	25,223
Legal and audit fees	23,021
Shareholder services fees	17,554
Directors’ fees	3,036
Interest expense	328
Tax expense	32
Miscellaneous expenses	8,378

Total Expenses	264,121

Less:
Expenses reimbursed by Adviser (See Note 3)	(73,390)

Net Expenses	190,731

Net Investment Income	42,971

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	236,641
Net realized loss on foreign currency transactions	(134)

Net realized gain on investments and foreign currency transactions	236,507

Net change in unrealized appreciation/depreciation: on investments	101,756
on foreign currency translations	(39)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	101,717

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	338,224

Net Increase in Net Assets Resulting from Operations	$381,195

See accompanying notes to financial statements.

7

The GAMCO Vertumnus Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income	$42,971	$196,253
Net realized gain on investments, securities sold short, and foreign currency transactions	236,507	264,223
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	101,717	(876,227)

Net Increase/(Decrease) in Net Assets Resulting from Operations	381,195	(415,751)

Distributions to Shareholders:
Net investment income
Class AAA	(83,505)	(177,101)
Class A	(2,657)	(15,427)
Class C	(216)	(2,326)
Class I	(3,599)	(1,859)

Total Distributions to Shareholders	(89,977)	(196,713)

Capital Share Transactions:
Class AAA	2,407,004	(2,196,773)
Class A	(68,644)	(773,043)
Class B*	—	(1,671)
Class C	(19,735)	(113,913)
Class I	1,873,712	(8,827)

Net Increase/(Decrease) in Net Assets from Capital Share Transactions	4,192,337	(3,094,227)

Redemption Fees	214	12

Net Increase/(Decrease) in Net Assets.	4,483,769	(3,706,679)
Net Assets:
Beginning of period	5,663,227	9,369,906

End of period (including undistributed net investment income of $0 and $2,657, respectively)	$10,146,996	$5,663,227

*	Class B Shares were fully redeemed and closed on July 5, 2011.

See accompanying notes to financial statements.

8

The GAMCO Vertumnus Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Dividend Expense on Securities Sold Short	Portfolio Turnover Rate
Class AAA
2012	$3.73	$ 0.02	$ 0.16	$ 0.18	$(0.04)	$(0.04)	$0.00	$3.87	4.8%	$7,942	0.48%	2.77%	2.00%	—	134%
2011	4.13	0.11	(0.39)	(0.28)	(0.12)	(0.12)	0.00	3.73	(6.9)	5,269	2.72	3.38	2.02	—	45
2010	3.64	0.08	0.51	0.59	(0.10)	(0.10)	—	4.13	16.3	8,018	2.11	2.87	2.02	0.01%	68
2009	2.62	0.12	1.03	1.15	(0.13)	(0.13)	0.00	3.64	44.7	7,681	3.87	3.37	2.04	—	62
2008	4.77	0.08	(2.11)	(2.03)	(0.12)	(0.12)	0.00	2.62	(43.2)	4,000	1.88	3.38	2.02	—	110
Class A
2012	$3.75	$ 0.03	$ 0.14	$ 0.17	$(0.04)	$(0.04)	$0.00	$3.88	4.5%	$ 238	0.74%	2.77%	2.00%	—	134%
2011	4.14	0.10	(0.37)	(0.27)	(0.12)	(0.12)	0.00	3.75	(6.7)	297	2.47	3.38	2.02	—	45
2010	3.65	0.08	0.51	0.59	(0.10)	(0.10)	—	4.14	16.3	1,115	2.16	2.87	2.02	0.01%	68
2009	2.63	0.12	1.03	1.15	(0.13)	(0.13)	0.00	3.65	44.5	472	3.71	3.37	2.04	—	62
2008	4.78	0.10	(2.13)	(2.03)	(0.12)	(0.12)	0.00	2.63	(43.1)	196	2.78	3.38	2.02	—	110
Class C
2012	$3.39	$ 0.02	$ 0.04	$ 0.06	$(0.02)	$(0.02)	$0.00	$3.43	1.7%	$23	0.71%	3.52%	2.75%	—	134%
2011	3.76	0.07	(0.35)	(0.28)	(0.09)	(0.09)	0.00	3.39	(7.6)	42	1.82	4.13	2.77	—	45
2010	3.33	0.05	0.45	0.50	(0.07)	(0.07)	—	3.76	15.1	166	1.33	3.62	2.77	0.01%	68
2009	2.41	0.09	0.94	1.03	(0.11)	(0.11)	0.00	3.33	43.5	162	2.96	4.12	2.79	—	62
2008	4.43	0.04	(1.94)	(1.90)	(0.12)	(0.12)	0.00	2.41	(43.6)	86	1.11	4.13	2.77	—	110
Class I
2012	$3.75	$(0.02)	$ 0.20	$ 0.18	$(0.05)	$(0.05)	$0.00	$3.88	4.7%	$1,944	(0.45)%	2.52%	1.75%	—	134%
2011	4.14	0.12	(0.38)	(0.26)	(0.13)	(0.13)	0.00	3.75	(6.4)	55	3.01	3.13	1.77	—	45
2010	3.66	0.09	0.50	0.59	(0.11)	(0.11)	—	4.14	16.4	69	2.37	2.62	1.77	0.01%	68
2009	2.63	0.13	1.04	1.17	(0.14)	(0.14)	0.00	3.66	45.2	67	3.97	3.12	1.79	—	62
2008(d)	4.62	0.08	(1.95)	(1.87)	(0.12)	(0.12)	0.00	2.63	(41.2)	29	2.14 (e)	3.13 (e)	1.77 (e)	—	110

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2011, 2010, and 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.01%, and 2.00% (Class AAA and Class A), 2.75%, 2.76%, and 2.75% (Class C), and 1.75%, 1.76%, and 1.75% (Class I), respectively. For the years ended December 31, 2012 and 2009, the effect of the interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred during the year ended December 31, 2009, the ratios of operating expenses to average net assets would have been 2.00% (Class AAA and Class A), 2.75% (Class C), and 1.75% (Class I), respectively. The effect of tax expense during the years ended December 31, 2012, 2011, 2010, and 2008 was minimal.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008. (e) Annualized.

See accompanying notes to financial statements.

9

The GAMCO Vertumnus Fund

Notes to Financial Statements

1. Organization. The GAMCO Vertumnus Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

10

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

•	Level 1 — quoted prices in active markets for identical securities;

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$4,138,951	$ 0	$ 4,138,951
Corporate Bonds (a)	—	65,250	—	65,250
Common Stocks:
Financial Services	$1,299,880	—	3,125	1,303,005
Other Industries (a)	1,628,462	—	—	1,628,462
Total Common Stocks	2,928,342	—	3,125	2,931,467
U.S. Government Obligations	—	2,949,320	—	2,949,320
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,928,342	$7,153,521	$3,125	$10,084,988

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of

11

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty. There were no derivative contracts held at December 31, 2012.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. At December 31, 2012, there were no short sales outstanding.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized

12

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

13

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund and timing differences. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses, conversion of premiums from securities sold, and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease accumulated distributions in excess of net investment income by $7,054 and increase accumulated net realized loss on investments and foreign currency transactions by $5,235, with an offsetting adjustment to paid-in capital.

The Fund paid ordinary income distributions for the years ended December 31, 2012 and December 31, 2011 of $89,977 and $196,713, respectively.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,558,102)
Net unrealized appreciation on investments and foreign currency translations	197,719

Total	$(1,360,383)

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried

14

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,178,191
Capital Loss Carryforward Available through 2017	379,911

Total Capital Loss Carryforwards.	$1,558,102

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $231,272.

On December 31, 2012, there was a large redemption by an unaffiliated shareholder. The reduction in assets caused a change in control of ownership of the Fund. This change in the control of ownership will limit the Fund’s ability to utilize captial loss carryforwards in future years.

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation were primarily due to adjustments on income from investments in defaulted securities.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$9,887,192	$764,053	$(566,257)	$197,796

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any interest or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2013, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2012, the Adviser reimbursed the Fund in the amount of $73,390. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect

15

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreements are renewable annually. At December 31, 2012, the cumulative amount which the Fund may repay the Adviser is $172,898.

For the year ended December 31, 2011, expiring December 31, 2013	$99,508
For the year ended December 31, 2012, expiring December 31, 2014	73,390

$172,898

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $11,097,203 and $9,970,114, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $4,640 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor retained a total of $100 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2012.

As of December 31, 2012, the Adviser and its affiliates beneficially owned greater than 25% of the voting securities of the Fund. This includes accounts for which the affiliates of the Adviser have voting control but disclaims pecuniary interest.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012, there were no borrowings outstanding under the line of credit.

16

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $5,719 with a weighted average interest rate of 1.40%. The maximum amount borrowed at any time during the year ended December 31, 2012 was $211,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a front-end sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B shares were fully redeemed on July 5, 2011. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011, amounted to $214 and $12, respectively.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	2,077,480	$7,906,666	200,889	$820,736
Shares issued upon reinvestment of distributions	20,521	78,173	41,264	160,875
Shares redeemed	(1,454,664)	(5,577,835)	(774,668)	(3,178,384)

Net increase/(decrease)	643,337	$2,407,004	(532,515)	$(2,196,773)

Class A
Shares sold	2,684	$10,343	88,466	$364,309
Shares issued upon reinvestment of distributions	361	1,379	1,582	6,268
Shares redeemed	(20,931)	(80,366)	(280,211)	(1,143,620)

Net decrease	(17,886)	$(68,644)	(190,163)	$(773,043)

Class B*
Shares issued upon reinvestment of distributions	—	—	5	$17
Shares redeemed	—	—	(460)	(1,688)

Net decrease	—	—	(455)	$(1,671)

Class C
Shares sold	6,992	$23,849	38,267	$132,535
Shares issued upon reinvestment of distributions	62	216	631	2,276
Shares redeemed	(12,741)	(43,800)	(70,700)	(248,724)

Net decrease	(5,687)	$(19,735)	(31,802)	$(113,913)

Class I
Shares sold	517,045	$1,992,490	946	$3,922
Shares issued upon reinvestment of distributions	892	3,442	469	1,829
Shares redeemed	(31,930)	(122,220)	(3,422)	(14,578)

Net increase/(decrease)	486,007	$1,873,712	(2,007)	$(8,827)

*	Class B Shares were fully redeemed and closed on July 5, 2011.

17

The GAMCO Vertumnus Fund

Notes to Financial Statements (Continued)

9. Significant Shareholder. As of Decemeber 31, 2012, 53.6% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

12. Subsequent Events. Beginning in 2013, the Fund will make income and capital gains distributions on an annual basis, rather than on a quarterly basis.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

18

The GAMCO Vertumnus Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Vertumnus Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Vertumnus Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

NewYork, New York

February 28, 2013

19

The GAMCO Vertumnus Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2012, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

1. Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the Fund’s portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

2. Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of convertible securities funds, noting that the Fund’s performance for the one, three, and five year periods was poor. The Independent Board Members also acknowledged the limitations of the peer group selected because there was only one other dedicated global convertible fund in the peer group.

3. Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

4. Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

5. Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

6. Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of convertible securities funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios, after voluntary expense reimbursements, were significantly higher than and the Fund’s size was significantly lower than average within this group. The Independent Board Members also noted that all but one of the peer group were domestic convertible funds, thereby limiting the usefulness of peer group comparisons. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services but had a relatively poor performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor

20

The GAMCO Vertumnus Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

21

The GAMCO Vertumnus Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Vertumnus Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 68	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 73	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 77	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 82	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Werner J. Roeder, MD Director Age: 72	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 78	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2004	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

22

The GAMCO Vertumnus Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.038, $0.037, $0.019, and $0.047 per share for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2012, 29.94% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 43.20% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 70.08% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.45%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The GAMCO Vertumnus Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 29.07%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

23

GAMCO Global Series Funds, Inc.

THE GAMCO VERTUMNUS FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and Acting Chief Compliance Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Vertumnus Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q412AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2012

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall, 4 stars for the three and ten year periods, and 3 stars for the five year period ended December 31, 2012, among 736, 736, 297, and 549 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

Howard F. Ward, CFA Portfolio Manager	Caesar Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund increased 18.0% compared with an increase of 16.6% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

For the year, all 24 major national indices provided positive returns, with the exception of Israel (-4.7%). Countries posting strong double-digit returns for 2012 were lead by Belgium (+39.6%), followed by Denmark (+31.2%), Singapore (+31.0%), Germany (+30.9%), New Zealand (+29.3%), Hong Kong (+28.3%), Austria (+25.9%), Australia (+22.1%), Sweden (+22.0%), France (+21.3%), the Netherlands (+20.3%), Switzerland (+20.4%), Norway (+18.7%), the U.S. and the United Kingdom (+15.3%), Finland (+14.6%), and Italy (+12.5%). Countries posting positive single-digit returns for all of 2012 were Canada (+9.1%), Japan (+8.2%), Ireland (+5.7%), Greece (+4.5%), Portugal (+3.5%), and Spain (+3.0%). Within emerging markets, 18 of 21 countries posted positive yearly results. Of the four largest emerging markets, India (+23.9%) posted the best yearly return, followed by China (+19.0%), Russia (+9.6%) and Brazil (-3.5%).

The global economy has been buffeted by a number of headwinds during the year. The eurozone crisis, slowdowns in the Chinese and European economies, and concerns over the fiscal cliff have pushed the markets up and down. Central banks around the world have adopted measures to stimulate the local economies. The European Central Bank has promised to purchase an unlimited amount of the debt of troubled nations in the eurozone. The Federal Reserve has implemented Quantitative Easing 3 (QE3) to purchase $40 billion of mortgage securities each month for an unlimited length of time and this will be funded by newly created money. The Fed recently announced that it has tied monetary policy to the unemployment rate with a target of 6.5% to be reached before it will consider tightening monetary policy. In the U.S., the housing, automobile industries, and aircraft production have improved. This is contrasted with sluggish numbers on jobs, both in the U.S. and certain countries in Europe.

Selected holdings that contributed positively to performance in 2012 were, Jardine Matheson Holdings (3.7% of net assets as of December 31, 2012), a diversified business group focused principally on Asia; Compagnie Financiere Richemont SA, Cl. A (2.2%), which owns several of the world’s leading companies in the field of luxury goods, Christian Dior SA (1.7%), produces and distributes wines, spirits, fashion, leather goods, perfumes, cosmetics, watches, and jewelry. Some of our weaker performing holdings during the year were Occidental Petroleum Corp. (0.5%), which engages in the exploration and production of oil and gas in the United States and internationally; Tiffany & Co. (0.4%) which designs, manufactures, and retails fine jewelry worldwide; and Facebook Inc., Cl. A (0.4%) which operates as a worldwide social networking company.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert President

February 22, 2013

2

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (2/7/94)
Class AAA (GICPX)	17.96%	0.59%	9.15%	8.40%
MSCI AC World Free Index	16.56	(0.61)	8.50	4.02(d)
Lipper Global Large-Cap Growth Fund Average	17.07	(1.05)	7.58	N/A
Class A (GGGAX)	17.93	0.59	9.15	8.41
With sales charge (b)	11.15	(0.59)	8.51	8.07
Class C (GGGCX)	17.08	(0.16)	8.33	7.85
With contingent deferred sales charge (c)	16.08	(0.16)	8.33	7.85
Class I (GAGIX)	18.25	0.87	9.30	8.48

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.84%, 1.84%, 2.59%, and 1.59%, respectively. See page 10 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Average reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  MSCI AC World Free Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD FREE INDEX, AND LIPPER GLOBAL LARGE-

CAP GROWTH FUND AVERAGE** (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**	The GAMCO Global Growth Fund’s returns were used to calculate performance for the periods prior to inception date of Lipper Global Large-Cap Growth Fund Average, on June 30, 1998.

3

The GAMCO Global Growth Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$1,117.30	1.95%	$10.38
Class A	$1,000.00	$1,117.00	1.95%	$10.38
Class C	$1,000.00	$1,113.20	2.69%	$14.29
Class I	$1,000.00	$1,118.40	1.69%	$9.00
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.33	1.95%	$9.88
Class A	$1,000.00	$1,015.33	1.95%	$9.88
Class C	$1,000.00	$1,011.61	2.69%	$13.60
Class I	$1,000.00	$1,016.64	1.69%	$8.57

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The GAMCO Global Growth Fund

Financials	19.4%
Consumer Discretionary	15.4%
Consumer Staples	14.9%
Industrials	13.9%
Information Technology	13.1%
Health Care	11.0%

Energy	10.0%
Materials	1.6%
Telecommunication Services	0.5%
U.S. Government Obligations	0.9%
Other Assets and Liabilities (Net)	(0.7)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 99.8%
	FINANCIALS — 19.4%
10,000	American International Group Inc.†	$344,566	$353,000
69,500	Bank of America Corp.	546,002	806,200
25,000	Cheung Kong (Holdings) Ltd.	386,389	388,985
1,533	China Life Insurance Co. Ltd., ADR	35,142	76,175
10,000	Citigroup Inc.	381,032	395,600
42,700	JPMorgan Chase & Co.	1,442,788	1,877,519
8,000	Julius Baer Group Ltd.	276,686	284,822
71,200	Morgan Stanley	1,037,117	1,361,344
10,600	Royal Bank of Canada	563,172	639,180
17,300	Schroders plc	253,505	480,675
2,220	Shopping Centres Australasia Property Group†	3,260	3,458
142,000	Skandinaviska Enskilda Banken AB, Cl. A	938,890	1,214,906
67,300	Standard Chartered plc	1,398,779	1,741,715
50,000	Swire Pacific Ltd., Cl. A	554,772	625,447
35,000	Swire Properties Ltd.	76,259	117,881
11,700	The Goldman Sachs Group Inc.	1,134,640	1,492,452
9,700	The Toronto-Dominion Bank	774,848	818,001

	TOTAL FINANCIALS	10,147,847	12,677,360

	CONSUMER DISCRETIONARY — 15.4%
600	Amazon.com Inc.†	41,899	150,684
600	AutoZone Inc.†	227,802	212,658
6,500	Burberry Group plc, ADR	258,842	265,070
8,000	CBS Corp., Cl. B, Non-Voting	219,054	304,400
6,400	Christian Dior SA	771,781	1,090,912
4,000	Coach Inc.	172,412	222,040
13,000	Comcast Corp., Cl. A, Special	303,755	467,350
18,014	Compagnie Financiere Richemont SA, Cl. A	721,035	1,414,019
8,800	DIRECTV†	430,881	441,408
7,000	Discovery Communications Inc., Cl. A†	380,922	444,360
9,800	Hennes & Mauritz AB, Cl. B	283,153	339,639
8,000	Macy’s Inc.	233,742	312,160
18,800	News Corp., Cl. A	476,006	480,152
6,000	NIKE Inc., Cl. B	342,679	309,600
500	priceline.com Inc.†	291,638	310,600
2,000	Ralph Lauren Corp.	107,888	299,840
12,300	Starbucks Corp.	463,913	659,526
5,000	The Home Depot Inc.	179,874	309,250
14,600	The Swatch Group AG	995,383	1,262,974
4,200	Tiffany & Co.	259,799	240,828
9,800	Viacom Inc., Cl. B	467,503	516,852

	TOTAL CONSUMER DISCRETIONARY	7,629,961	10,054,322

	CONSUMER STAPLES — 14.9%
6,000	Beam Inc.	273,560	366,540
4,000	Colgate-Palmolive Co.	321,180	418,160
5,300	Costco Wholesale Corp.	295,184	523,481

Shares		Cost	Market Value
8,371	Danone SA	$548,748	$553,236
50,000	Davide Campari - Milano SpA	151,094	384,245
55,500	Diageo plc	926,227	1,616,536
2,500	Diageo plc, ADR	212,886	291,450
8,300	Mead Johnson Nutrition Co.	599,591	546,887
28,400	Nestlé SA.	1,377,358	1,852,915
4,100	PepsiCo Inc.	260,424	280,563
7,456	Pernod-Ricard SA	585,587	865,057
3,900	Philip Morris International Inc.	347,839	326,196
13,300	The Coca-Cola Co.	350,785	482,125
6,000	The Estee Lauder Companies Inc., Cl. A	289,775	359,160
4,500	Wal-Mart Stores Inc.	325,331	307,035
2,800	Whole Foods Market Inc.	169,967	255,724
11,100	Woolworths Ltd.	182,007	340,531

	TOTAL CONSUMER STAPLES	7,217,543	9,769,841

	INDUSTRIALS — 13.9%
3,000	Caterpillar Inc.	293,207	268,740
2,600	Cummins Inc.	263,276	281,710
5,600	Eaton Corp. plc	290,671	303,520
5,000	Emerson Electric Co.	262,825	264,800
3,700	FANUC Corp.	325,019	688,384
2,500	Flowserve Corp.	225,511	367,000
23,000	General Electric Co.	427,251	482,770
7,000	Honeywell International Inc.	307,322	444,290
39,000	Jardine Matheson Holdings Ltd.	1,038,818	2,433,476
8,500	Nielsen Holdings NV†	250,612	260,015
5,100	Precision Castparts Corp.	606,804	966,042
6,600	Schneider Electric SA	512,415	483,392
5,000	Secom Co. Ltd.	186,467	251,911
3,300	Siemens AG	322,264	360,859
6,300	Union Pacific Corp.	664,231	792,036
5,000	United Technologies Corp.	270,444	410,050

	TOTAL INDUSTRIALS	6,247,137	9,058,995

	INFORMATION TECHNOLOGY — 13.1%
2,800	Apple Inc.	939,871	1,492,484
10,500	eBay Inc.†	439,123	535,710
21,000	EMC Corp.†	498,149	531,300
9,400	Facebook Inc., Cl. A†	302,277	250,322
1,500	Google Inc., Cl. A†	863,358	1,064,055
3,200	International Business Machines Corp.	404,988	612,960
3,700	Keyence Corp.	632,712	1,026,101
1,500	MasterCard Inc., Cl. A	292,838	736,920
19,500	Microsoft Corp.	536,330	521,235
6,000	PACCAR Inc.	255,216	271,260
13,500	QUALCOMM Inc.	815,826	837,270
4,500	Visa Inc., Cl. A	319,901	682,110

	TOTAL INFORMATION TECHNOLOGY	6,300,589	8,561,727

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	HEALTH CARE — 11.0%
5,000	Abbott Laboratories	$273,361	$327,500
4,700	Allergan Inc.	388,946	431,131
3,000	Amgen Inc.	252,137	258,960
6,700	Becton, Dickinson and Co.	525,607	523,873
1,000	Biogen Idec Inc.†	146,043	146,670
2,600	Celgene Corp.†	198,649	204,672
3,000	Gilead Sciences Inc.†	224,524	220,350
6,600	Hisamitsu Pharmaceutical Co. Inc.	159,368	328,484
11,000	Johnson & Johnson	733,850	771,100
11,500	Novartis AG, ADR	714,938	727,950
4,600	Novo Nordisk A/S, Cl. B	312,679	749,049
12,000	Roche Holding AG, ADR	478,130	606,000
2,600	Roche Holding AG, Genusschein	255,977	525,671
6,000	Sanofi, ADR	275,059	284,280
6,400	Shire plc, ADR	644,547	589,952
4,400	Takeda Pharmaceutical Co. Ltd.	214,043	196,658
4,000	Varian Medical Systems Inc.†	201,970	280,960

	TOTAL HEALTH CARE	5,999,828	7,173,260

	ENERGY — 10.0%
10,700	BP plc, ADR	452,004	445,548
7,000	Cabot Oil & Gas Corp.	218,170	348,180
10,500	ConocoPhillips	624,077	608,895
5,500	Continental Resources Inc.†	351,050	404,195
13,400	EOG Resources Inc.	1,371,492	1,618,586
4,000	Occidental Petroleum Corp.	344,631	306,440
8,700	Pioneer Natural Resources Co.	908,964	927,333
5,700	Royal Dutch Shell plc, Cl. A, ADR	394,864	393,015
16,400	Schlumberger Ltd.	1,116,986	1,136,356
13,500	Statoil ASA, ADR	330,693	338,040

	TOTAL ENERGY	6,112,931	6,526,588

	MATERIALS — 1.6%
7,000	E. I. du Pont de Nemours and Co.	328,674	314,790

Shares		Cost	Market Value
4,500	Monsanto Co.	$228,618 $	$425,925
1,800	The Sherwin-Williams Co.	254,886	276,876

	TOTAL MATERIALS	812,178	1,017,591

	TELECOMMUNICATION SERVICES — 0.5%
7,800	Verizon Communications Inc.	342,625	337,506

	TOTAL COMMON STOCKS	50,810,639	65,177,190

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.9%
$627,000	U.S. Treasury Bills, 0.105% to 0.125%††, 03/28/13 to 06/13/13	626,729	626,773

	TOTAL INVESTMENTS — 100.7%	$51,437,368	65,803,963

	Other Assets and Liabilities (Net) — (0.7)%		(488,258)

	NET ASSETS — 100.0%		$65,315,705

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	60.6%	$39,861,026
Europe	29.6	19,465,447
Asia/Pacific	6.0	3,985,952
Japan	3.8	2,491,538

	100.0%	$65,803,963

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Statement of Assets and Liabilities December 31, 2012
Assets:
Investments, at value (cost $51,437,368)	$65,803,963
Receivable for Fund shares sold	14,333
Dividends receivable	48,790
Prepaid expenses	34,066

Total Assets	65,901,152

Liabilities:
Payable to custodian	22,398
Payable for Fund shares redeemed	382,945
Payable for investment advisory fees	55,476
Payable for distribution fees.	14,090
Payable for accounting fees.	3,750
Payable for shareholder communications expenses	34,748
Other accrued expenses.	72,040

Total Liabilities	585,447

Net Assets (applicable to 2,463,093 shares outstanding)	$65,315,705

Net Assets Consist of:
Paid-in capital	$49,215,021
Accumulated distributions in excess of net investment income	(91,964)
Accumulated net realized gain on investments and foreign currency transactions	1,825,943
Net unrealized appreciation on investments	14,366,595
Net unrealized appreciation on foreign currency translations	110

Net Assets	$65,315,705

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($62,745,982 ÷ 2,364,357 shares outstanding; 75,000,000 shares authorized)	$26.54

Class A:
Net Asset Value and redemption price per share ($1,161,477 ÷ 43,757 shares outstanding; 50,000,000 shares authorized)	$26.54

Maximum offering price per share (NAV ÷ 0. 9425, based on maximum sales charge of 5.75% of the offering price)	$28.16

Class C:
Net Asset Value and offering price per share ($602,906 ÷ 24,720 shares outstanding; 25,000,000 shares authorized)	$24.39	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($805,340 ÷ 30,259 shares outstanding; 25,000,000 shares authorized)	$26.61

Statement of Operations For the Year Ended December 31, 2012
Investment Income:
Dividends (net of foreign withholding taxes of $32,984)	$1,277,178
Interest	404

Total Investment Income	1,277,582

Expenses:
Investment advisory fees	643,287
Distribution fees - Class AAA	155,240
Distribution fees - Class A	2,677
Distribution fees - Class C	5,171
Shareholder services fees	88,093
Shareholder communications expenses	79,942
Custodian fees	61,055
Accounting fees	45,000
Legal and audit fees	42,910
Registration expenses	40,183
Directors’ fees	22,094
Interest expense	465
Miscellaneous expenses	39,469

Total Expenses	1,225,586

Net Investment Income	51,996

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	2,108,225
Net realized gain on foreign currency transactions	1,766

Net realized gain on investments and foreign currency transactions	2,109,991

Net change in unrealized appreciation/depreciation on investments	8,306,161
on foreign currency translations	(938)

Net change in unrealized appreciation on investments and foreign currency translations	8,305,223

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	10,415,214

Net Increase in Net Assets Resulting from Operations	$10,467,210

(a)	Redemption price varies based on the length of time held.

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income/(loss)	$51,996	$(22,064)
Net realized gain on investments and foreign currency transactions	2,109,991	6,462,398
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	8,305,223	(9,159,541)

Net Increase/(Decrease) in Net Assets Resulting from Operations	10,467,210	(2,719,207)

Distributions to Shareholders:
Net investment income
Class AAA	(49,054)	—
Class A	(1,092)	—
Class I	(2,580)	—

	(52,726)	—

Net realized gain
Class AAA	(2,171,715)	—
Class A	(40,065)	—
Class C	(22,434)	—
Class I	(27,427)	—

	(2,261,641)	—

Total Distributions to Shareholders	(2,314,367)	—

Capital Share Transactions:
Class AAA	(3,908,206)	(6,380,437)
Class A	48,792	(182,335)
Class B*	—	(3,498)
Class C	199,142	(184)
Class I	291,327	5,865

Net Decrease in Net Assets from Capital Share Transactions	(3,368,945)	(6,560,589)

Redemption Fees	3	55

Net Increase/(Decrease) in Net Assets	4,783,901	(9,279,741)
Net Assets:
Beginning of period	60,531,804	69,811,545

End of period (including undistributed net investment income of $0 and $0, respectively)	$65,315,705	$60,531,804

*	Class B Shares were fully redeemed and closed on May 3, 2011.

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations			Distributions									Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Net Realized Gain	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses	Portfolio Turnover Rate
Class AAA
2012	$23.32	$0.02	$4.16	$4.18	$(0.02)		$(0.94)	—	$(0.96)	$0.00	$26.54	18.0%	$62,746	0.09%	1.90%	42%
2011	24.35	(0.01)	(1.02)	(1.03)	—		—	—	—	0.00	23.32	(4.2)	58,753	(0.03)	1.84	45
2010	21.31	(0.09)	3.13	3.04	—		—	—	—	0.00	24.35	14.3	67,782	(0.42)	1.87	34
2009	14.91	(0.05)	6.45	6.40	—		—	—	—	0.00	21.31	42.9	67,292	(0.29)	1.97	45
2008	26.89	(0.02)	(11.86)	(11.88)	(0.10)		—	—	(0.10)	0.00	14.91	(44.2)	51,441	(0.07)	1.80	67
Class A
2012	$23.33	$0.02	$4.16	$4.18	$(0.03)		$(0.94)	—	$(0.97)	$0.00	$26.54	17.9%	$1,162	0.07%	1.90%	42%
2011	24.35	(0.01)	(1.01)	(1.02)	—		—	—	—	0.00	23.33	(4.2)	976	(0.04)	1.84	45
2010	21.31	(0.09)	3.13	3.04	—		—	—	—	0.00	24.35	14.3	1,193	(0.42)	1.87	34
2009	14.91	(0.06)	6.46	6.40	—		—	—	—	0.00	21.31	42.9	1,115	(0.32)	1.97	45
2008	26.88	(0.02)	(11.86)	(11.88)	(0.09)		—	—	(0.09)	0.00	14.91	(44.2)	1,006	(0.09)	1.80	67
Class C
2012	$21.64	$(0.17)	$3.86	$3.69	—		$(0.94)	—	$(0.94)	$0.00	$24.39	17.1%	$603	(0.72)%	2.65%	42%
2011	22.76	(0.17)	(0.95)	(1.12)	—		—	—	—	0.00	21.64	(4.9)	354	(0.77)	2.59	45
2010	20.07	(0.23)	2.92	2.69	—		—	—	—	0.00	22.76	13.4	374	(1.17)	2.62	34
2009	14.15	(0.19)	6.11	5.92	—		—	—	—	0.00	20.07	41.8	317	(1.11)	2.72	45
2008	25.54	(0.21)	(11.18)	(11.39)	—		—	—	—	0.00	14.15	(44.6)	168	(0.98)	2.55	67
Class I
2012	$23.38	$0.08	$4.18	$4.26	$(0.09)		$(0.94)	—	$(1.03)	$0.00	$26.61	18.3%	$805	0.30%	1.65%	42%
2011	24.34	0.05	(1.01)	(0.96)	—		—	—	—	0.00	23.38	(3.9)	449	0.21	1.59	45
2010	21.25	(0.04)	3.13	3.09	—		—	—	—	0.00	24.34	14.5	460	(0.17)	1.62	34
2009	14.83	0.00 (b)	6.44	6.44	(0.00	)(b)	—	$(0.02)	(0.02)	0.00	21.25	43.4	441	0.02	1.72	45
2008(c)	25.35	0.06	(10.36)	(10.30)	(0.22)		—	—	(0.22)	0.00	14.83	(40.6)	737	0.28 (d)	1.55 (d)	67

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.
(d)	Annualized.

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

11

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Financials	$ 7,822,928	$ 4,854,432	$ 12,677,360
Consumer Discretionary	5,946,778	4,107,544	10,054,322
Consumer Staples	4,157,322	5,612,519	9,769,841
Industrials	4,840,974	4,218,021	9,058,995
Information Technology	7,535,626	1,026,101	8,561,727
Health Care	5,373,398	1,799,862	7,173,260
Energy	6,526,588	—	6,526,588
Materials	1,017,591	—	1,017,591
Telecommunication Services	337,506	—	337,506

Total Common Stocks	43,558,711	21,618,479	65,177,190

U.S. Government Obligations	—	626,773	626,773

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$43,558,711	$22,245,252	$65,803,963

During the year ended December 31, 2012, foreign common stock was transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the year ended December 31, 2012 amounted to $20,285,693, or 31% of net assets. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2012 or December 31, 2011.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty. There were no derivative contracts held at December 31, 2012.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses and reclassifications of gains on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease accumulated distributions in excess of net investment income by $2,390 and decrease accumulated net realized gain on investments and foreign currency transactions by $2,390.

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

Year Ended December 31, 2012
Distributions paid from:
Ordinary income (inclusive of short-term capital gains)	$367,685
Net long-term capital gains	1,946,682

Total distributions paid	$2,314,367

No distributions were made during the year ended December 31, 2011.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$317
Net unrealized appreciation on investments and foreign currency translations	16,100,367

Total	$16,100,684

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $468,404.

At December 31, 2012, the differences between book basis and tax basis net unrealized appreciation on investments were primarily due to mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on securities with litigation gain.

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$49,703,707	$16,640,337	$(540,081)	$16,100,256

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $26,802,774 and $31,116,953, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $3,630 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor retained a total of $164 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $6,690 with a weighted average interest rate of 1.17%. The maximum amount borrowed at any time during the year ended December 31, 2012 was $376,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) for one year after purchase. Class B Shares were fully redeemed and closed on May 3, 2011.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $3 and $55, respectively.

17

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	179,632	$4,621,539	87,627	$2,057,625
Shares issued upon reinvestment of distributions	80,540	2,128,684	—	—
Shares redeemed	(415,058)	(10,658,429)	(352,596)	(8,438,062)

Net decrease	(154,886)	$(3,908,206)	(264,969)	$(6,380,437)

Class A
Shares sold	4,948	$126,945	5,044	$116,380
Shares issued upon reinvestment of distributions	1,263	33,387	—	—
Shares redeemed	(4,296)	(111,540)	(12,195)	(298,715)

Net increase/(decrease)	1,915	$48,792	(7,151)	$(182,335)

Class B*
Shares redeemed	—	—	(144)	$(3,498)

Net decrease	—	—	(144)	$(3,498)

Class C
Shares sold	14,347	$345,629	1,278	$29,675
Shares issued upon reinvestment of distributions	908	22,057	—	—
Shares redeemed	(6,902)	(168,544)	(1,321)	(29,859)

Net increase/(decrease)	8,353	$199,142	(43)	$(184)

Class I
Shares sold	13,510	$352,816	3,792	$91,108
Shares issued upon reinvestment of distributions	1,016	26,914	—	—
Shares redeemed	(3,444)	(88,403)	(3,493)	(85,243)

Net increase	11,082	$291,327	299	$5,865

*	Class B shares were fully redeemed and closed on May 3, 2011.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the Fund by one investor who was banned from the Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Fund and other funds in the Gabelli/GAMCO complex, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

19

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2012, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global large cap growth funds, noting its top quartile performance for the one and three year periods and top third performance for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap core funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios were significantly higher than and the Fund’s size was lower than average within this group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

20

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 68	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 73	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 77	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 82	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of the Guardian Life Insurance Company of America (1992-1995)	—

Werner J. Roeder, MD Director Age: 72	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 78	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2004	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

21

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS: Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011

Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 2011-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006

President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

1	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

3

“Interested person” of the Corporation as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

4

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

5	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short-term capital gains) totaling $0.152, $0.157, $0.131, and $0.220 per share for Class AAA, Class A, Class C, and Class I, respectively, and long-term capital gains totaling $1,946,682, or the maximum allowable. The distribution of long-term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2012, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.17% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. The Fund designates 85.46% of the ordinary income distribution as qualified short-term gain pursuant to the American Jobs Creation Act of 2004.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.00%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The GAMCO Global Growth Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 0.96%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

22

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and Acting Chief Compliance Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall, 4 stars for the three and ten year periods, and 3 stars for the five year period ended December 31, 2012 among 736, 736, 297, and 549 World Stock funds, respectively.

GAB442Q412AR

THE GAMCO GLOBALGROWTH FUND Annual Report December 31, 2012 Overall Morningstar RatingTM Morningstar RatingTM is based on risk-adjusted returns.

The GAMCO Global Opportunity Fund Annual Report — December 31, 2012	Caesar Bryan Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund increased 15.0% compared with an increase of 16.6% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Free Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

For the year, all 24 major national indices provided positive returns, with the exception of Israel (-4.7%). Countries posting strong double digit returns for 2012 were led by Belgium (+39.6%), followed by Denmark (+31.2%), Singapore (+31.0%), Germany (+30.9%), New Zealand (+29.3%), Hong Kong (+28.3%), Austria (+25.9%), Australia (+22.1%), Sweden (+22.0%), France (+21.3%), the Netherlands (+20.3%), Switzerland (+20.4%), Norway (+18.7%), the U.S. and the United Kingdom (+15.3%), Finland (+14.6%) and Italy (+12.5%). Countries posting positive single digit returns for all of 2012 were Canada (+9.1%), Japan (+8.2%), Ireland (+5.7%), Greece (+4.5%), Portugal (+3.5%) and Spain (+3.0%). Within emerging markets, 18 of 21 countries posted positive yearly results. Of the four largest emerging markets, India (+23.9%) posted the best yearly return, followed by China (+19.0%), Russia (+9.6%), and Brazil (-3.5%).

We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than average within that company’s local market. We pay close attention to a company’s position, management, and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market, but where appropriate, we attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Selected holdings that contributed positively to performance in 2012 were Cie Financiere SA (5.6% of net assets as of December 31, 2012), which owns several of the world’s leading companies in the field of luxury goods; Christian Dior (3.6%) which produces and distributes wines, spirits, fashion and leather goods, perfumes, cosmetics, watches, and jewelry; and Jardine Matheson Holdings (2.6%) a diversified business group focused principally on Asia. Some of our weaker performing holdings during the year were Gold Fields Ltd., a South African based gold mining company with a significant portion of its assets in West Africa and Australia; Occidental Petroleum Corp. (0.9%) which engages in the exploration and production of oil and gas in the United States and internationally; and US Cellular Corp. (0.7%) a wireless telecommunications service provider. It offers wireless services, which include voice, messaging, and data services.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 22, 2013

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

2

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since Inception
	1 Year	5 Year	10 Year	(5/11/98)
Class AAA (GABOX)	15.02%	0.07%	8.94%	6.54%
MSCI AC World Free Index	16.56	(0.61)	8.50	1.83(d)
Lipper Global Large-Cap Growth Fund Average	17.07	(1.05)	7.58	2.48(e)
Lipper Global Multi-Cap Growth Fund Average	16.47	(0.55)	9.34	6.90(f)
Class A (GOCAX)	15.01	0.06	8.95	6.55
With sales charge (b)	8.40	(1.11)	8.31	6.12
Class C (GGLCX)	14.18	(0.69)	8.35	6.18
With contingent deferred sales charge (c)	13.18	(0.69)	8.35	6.18
Class I (GLOIX)	15.36	0.34	9.09	6.64

In the current prospectus dated April 27, 2012, the gross expense ratios for Class AAA, A, C, and I Shares are 2.60%, 2.60%, 3.35%, and 2.35%, respectively, and the net expense ratios in the current prospectus for these share classes are 2.01%, 2.01%, 2.76%, and 1.76%, respectively. See page 10 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of distributions and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class C Shares would have been lower for the period starting prior to November 23, 2001, respectively, due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. Returns would have been lower had Gabelli Funds, LLC (the “Adviser”) not reimbursed certain expenses of the Fund. The MSCI AC World Free Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Average and the Lipper Global Multi-Cap Growth Fund Average reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  MSCI AC World Free Index since inception performance is as of May 29, 1998.

(e)  Lipper Global Large-Cap Growth Fund Average since inception performance is as of June 30, 1998.

(f)    Lipper Global Multi-Cap Growth Fund Average since inception performance is as of September 30, 1998.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL OPPORTUNITY FUND (CLASS AAA SHARES), LIPPER GLOBAL MULTI-CAP GROWTH FUND AVERAGE,

AND MSCI AC WORLD FREE INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

The GAMCO Global Opportunity Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

	Beginning Account Value 07/01/12	Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Opportunity Fund
Actual Fund Return
Class AAA	$1,000.00	$1,123.50	2.00%	$10.68
Class A	$1,000.00	$1,123.30	2.00%	$10.67
Class C	$1,000.00	$1,119.30	2.75%	$14.65
Class I	$1,000.00	$1,125.60	1.75%	$ 9.35
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.08	2.00%	$10.13
Class A	$1,000.00	$1,015.08	2.00%	$10.13
Class C	$1,000.00	$1,011.31	2.75%	$13.90
Class I	$1,000.00	$1,016.34	1.75%	$ 8.87

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The GAMCO Global Opportunity Fund

Consumer Staples	20.0%
Industrials	19.0%
Consumer Discretionary	13.7%
Materials	13.1%
Information Technology	9.3%
Energy	7.8%

Health Care	7.6%
Financials	6.8%
Telecommunication Services	1.7%
Other Assets and Liabilities (Net)	1.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Opportunity Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 99.0%
	CONSUMER STAPLES — 20.0%
2,000	Beam Inc.	$99,825	$122,180
6,500	British American Tobacco plc	167,643	330,429
1,300	Danone SA	77,722	85,917
4,500	DE Master Blenders 1753 NV†	48,216	51,699
7,000	Diageo plc	97,896	203,887
2,280	Dr Pepper Snapple Group Inc.	54,395	100,730
3,000	General Mills Inc.	74,401	121,230
3,000	Heineken Holding NV	140,229	165,189
900	Hillshire Brands Co.	20,412	25,326
3,000	Mead Johnson Nutrition Co.	129,424	197,670
2,260	Pernod-Ricard SA	181,478	262,209
2,150	Philip Morris International Inc.	74,934	179,826
2,000	The Procter & Gamble Co.	110,564	135,780
2,750	Wesfarmers Ltd.	79,950	106,099

	TOTAL CONSUMER STAPLES	1,357,089	2,088,171

	INDUSTRIALS — 19.0%
3,000	CNH Global NV	86,608	120,870
500	Engility Holdings Inc.†	5,109	9,630
1,000	FANUC Corp.	101,606	186,050
2,000	Fortune Brands Home & Security Inc.†	28,156	58,440
4,300	Jardine Matheson Holdings Ltd.	137,142	268,306
3,600	Komatsu Ltd.	76,536	92,377
3,000	L-3 Communications Holdings Inc.	122,612	229,860
2,500	Lockheed Martin Corp.	61,439	230,725
4,000	Mitsui & Co. Ltd.	86,284	59,955
2,600	Precision Castparts Corp.	38,545	492,492
15,000	Sime Darby Berhad	43,280	46,847
1,000	SMC Corp.	124,202	181,655

	TOTAL INDUSTRIALS	911,519	1,977,207

	CONSUMER DISCRETIONARY — 13.7%
1,500	AMC Networks Inc., Cl. A†	12,414	74,250
2,200	Christian Dior SA	132,254	375,001
7,500	Compagnie Financiere Richemont SA, Cl. A	96,573	588,717
3,000	DIRECTV†	145,601	150,480
30,000	Genting Berhad	106,333	90,695
6,000	Liberty Interactive Corp., Cl. A†	103,842	118,080
404	Liberty Ventures, Cl. A†	15,281	27,375

	TOTAL CONSUMER DISCRETIONARY	612,298	1,424,598

	MATERIALS — 13.1%
2,200	Agnico-Eagle Mines Ltd.	126,105	115,412
22,000	Antofagasta plc	26,323	482,131
3,600	BHP Billiton plc	114,493	126,985
2,500	Monsanto Co.	174,388	236,625
2,000	Newcrest Mining Ltd.(a)	60,284	47,220
1,830	Rio Tinto plc	77,490	106,737

Shares		Cost	Market Value
400	Syngenta AG	$114,992	$161,595
5,000	Xstrata plc	82,406	87,280

	TOTAL MATERIALS	776,481	1,363,985

	INFORMATION TECHNOLOGY — 9.3%
2,000	Canon Inc.	103,501	77,520
725	Google Inc., Cl. A†	248,800	514,293
500	Keyence Corp.	93,284	138,662
9,000	Microsoft Corp.	236,625	240,570

	TOTAL INFORMATION TECHNOLOGY	682,210	971,045

	ENERGY — 7.8%
1,200	EOG Resources Inc.	133,358	144,948
2,000	Imperial Oil Ltd.	67,460	85,915
1,200	Occidental Petroleum Corp.	124,972	91,932
5,000	Schlumberger Ltd.	165,719	346,450
4,500	Suncor Energy Inc.	76,781	148,410

	TOTAL ENERGY	568,290	817,655

	HEALTH CARE — 7.6%
2,000	Cochlear Ltd.	76,509	165,800
4,400	Novartis AG	174,161	277,962
1,700	Roche Holding AG, Genusschein	136,625	343,708

	TOTAL HEALTH CARE	387,295	787,470

	FINANCIALS — 6.8%
5,000	Cheung Kong (Holdings) Ltd.	63,610	77,797
16,000	Hongkong Land Holdings Ltd.	62,764	113,006
10,000	Kinnevik Investment AB, Cl. B	230,284	209,174
5,500	Schroders plc	100,679	152,816
47,000	Swire Properties Ltd.	110,908	158,297

	TOTAL FINANCIALS	568,245	711,090

	TELECOMMUNICATION SERVICES — 1.7%
4,800	Telephone & Data Systems Inc.	86,663	106,272
2,000	United States Cellular Corp.†	107,123	70,480

	TOTAL TELECOMMUNICATION SERVICES	193,786	176,752

	TOTAL COMMON STOCKS	6,057,213	10,317,973

	TOTAL INVESTMENTS — 99.0%	$6,057,213	10,317,973

	Other Assets and Liabilities (Net) — 1.0%		106,732

	NET ASSETS — 100.0%		$10,424,705

See accompanying notes to financial statements.

6

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — December 31, 2012

(a)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of the fair valued security amounted to $47,220 or 0.45% of net assets.

†	Non-income producing security.

Geographic Diversification	% of Market Value	Market Value
North America	42.4%	$4,375,382
Europe	40.1	4,132,305
Asia/Pacific	10.4	1,074,067
Japan	7.1	736,219

	100.0%	$10,317,973

See accompanying notes to financial statements.

7

The GAMCO Global Opportunity Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $6,057,213)	$10,317,973
Cash	17,188
Receivable for investments sold	120,391
Receivable for Fund shares sold	6,192
Receivable from Adviser	2,825
Dividends receivable	13,911
Prepaid expenses	19,291

Total Assets	10,497,771

Liabilities:
Payable for Fund shares redeemed	14,500
Payable for distribution fees.	2,107
Payable for shareholder communications expenses	21,917
Payable for custodian fees	15,433
Payable for legal and audit fees	8,822
Other accrued expenses	10,287

Total Liabilities	73,066

Net Assets (applicable to 516,354 shares outstanding)	$10,424,705

Net Assets Consist of:
Paid-in capital	$ 7,432,964
Accumulated distributions in excess of net investment income	(890)
Accumulated net realized loss on investments and foreign currency transactions	(1,268,082)
Net unrealized appreciation on investments	4,260,760
Net unrealized depreciation on foreign currency translations	(47)

Net Assets	$10,424,705

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($9,651,199 ÷ 478,029 shares outstanding; 75,000,000 shares authorized)	$20.19

Class A:
Net Asset Value and redemption price per share ($220,183 ÷ 10,950 shares outstanding; 50,000,000 shares authorized)	$20.11

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.34

Class C:
Net Asset Value and offering price per share ($16,619 ÷ 838.6 shares outstanding; 25,000,000 shares authorized)	$19.82 (a)

Class I:
Net Asset Value, offering, and redemption price per share ($536,704 ÷ 26,536 shares outstanding; 25,000,000 shares authorized)	$20.23

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $8,760)	$ 286,162
Interest	60

Total Investment Income	286,222

Expenses:
Investment advisory fees	108,079
Distribution fees - Class AAA.	25,658
Distribution fees - Class A	487
Distribution fees - Class C	155
Custodian fees	35,235
Shareholder communications expenses	34,748
Registration expenses	27,931
Legal and audit fees	22,051
Shareholder services fees	19,109
Directors’ fees	3,755
Interest expense	409
Miscellaneous expenses	36,265

Total Expenses	313,882

Less:
Expense reimbursed by Adviser (See Note 3)	(98,019)

Net Expenses	215,863

Net Investment Income	70,359

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	609,481
Net realized loss on foreign currency transactions	(393)

Net realized gain on investments and foreign currency transactions	609,088

Net change in unrealized appreciation/depreciation:
on investments	802,317
on foreign currency translations	(232)

Net change in unrealized appreciation on investments and foreign currency translations	802,085

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	1,411,173

Net Increase in Net Assets Resulting from Operations	$1,481,532

See accompanying notes to financial statements.

8

The GAMCO Global Opportunity Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income	$70,359	$29,905
Net realized gain on investments and foreign currency transactions	609,088	939,738
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	802,085	(2,184,878)

Net Increase/(Decrease) in Net Assets Resulting from Operations	1,481,532	(1,215,235)

Distributions to Shareholders:
Net investment income
Class AAA	(63,394)	(28,241)
Class A	(1,552)	(529)
Class C	(2)	—
Class I	(4,922)	(1,465)

Total Distributions to Shareholders	(69,870)	(30,235)

Capital Share Transactions:
Class AAA	(1,941,632)	(1,820,986)
Class A	27,778	17,334
Class B*	(1,791)	—
Class C	2	479
Class I	228,622	(84,416)

Net Decrease in Net Assets from Capital Share Transactions	(1,687,021)	(1,887,589)

Redemption Fees	3	1

Net Decrease in Net Assets	(275,356)	(3,133,058)
Net Assets:
Beginning of period	10,700,061	13,833,119

End of period (including undistributed net investment income of $0 and $0, respectively)	$10,424,705	$10,700,061

*	Class B Shares were fully redeemed and closed on April 4, 2012.

See accompanying notes to financial statements.

9

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations				Distributions									Ratios to Average Net Assets/ Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Return of Capital(b)	Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2012	$17.67	$ 0.12		$ 2.53	$ 2.65	$(0.13)		—	$(0.13)		$0.00	$20.19	15.0%	$ 9,651	0.65%	2.91%	2.00%	6%
2011	19.57	0.04		(1.89)	(1.85)	(0.05)		—	(0.05)		0.00	17.67	(9.5)	10,258	0.23	2.60	2.01	7
2010	16.53	(0.02)		3.06	3.04	—		—	—		0.00	19.57	18.4	13,263	(0.15)	2.66	2.01	5
2009	12.18	0.02		4.54	4.56	(0.21)		$(0.00)	(0.21)		0.00	16.53	37.4	13,280	0.16	2.72	2.05	8
2008	20.59	0.14		(8.54)	(8.40)	(0.01)		—	(0.01)		0.00	12.18	(40.8)	11,843	0.83	2.25	2.01	14
Class A
2012	$17.61	$ 0.11		$ 2.53	$ 2.64	$(0.14)		—	$(0.14)		$0.00	$20.11	15.0%	$ 220	0.57%	2.91%	2.00%	6%
2011	19.51	0.04		(1.88)	(1.84)	(0.06)		—	(0.06)		0.00	17.61	(9.5)	166	0.22	2.60	2.01	7
2010	16.48	(0.00	)(b)	3.03	3.03	—		—	—		0.00	19.51	18.4	166	(0.03)	2.66	2.01	5
2009	12.14	0.01		4.54	4.55	(0.21)		$(0.00)	(0.21)		0.00	16.48	37.5	171	0.11	2.72	2.05	8
2008	20.54	0.12		(8.51)	(8.39)	(0.01)		—	(0.01)		0.00	12.14	(40.8)	120	0.69	2.25	2.01	14
Class C
2012	$17.36	$(0.02)		$ 2.48	$ 2.46	$(0.00	)(b)	—	$(0.00	)(b)	—	$19.82	14.2%	$ 17	(0.12)%	3.66%	2.75%	6%
2011	19.32	(0.07)		(1.89)	(1.96)	—		—	—		—	17.36	(10.1)	14	(0.40)	3.35	2.76	7
2010	16.44	(0.16)		3.04	2.88	—		—	—		—	19.32	17.5	16	(0.95)	3.41	2.76	5
2009	12.20	(0.23)		4.67	4.44	(0.20)		$(0.00)	(0.20)		$0.00	16.44	36.4	10	(1.49)	3.47	2.80	8
2008	20.77	(0.00	)(b)	(8.57)	(8.57)	—		—	—		—	12.20	(41.3)	1	(0.01)	3.00	2.76	14
Class I
2012	$17.70	$ 0.17		$ 2.55	$ 2.72	$(0.19)		—	$(0.19)		$0.00	$20.23	15.4%	$ 537	0.90%	2.66%	1.75%	6%
2011	19.61	0.10		(1.91)	(1.81)	(0.10)		—	(0.10)		0.00	17.70	(9.2)	260	0.55	2.35	1.76	7
2010	16.52	0.02		3.07	3.09	—		—	—		0.00	19.61	18.7	386	0.09	2.41	1.76	5
2009	12.17	0.06		4.54	4.60	(0.25)		$(0.00)	(0.25)		0.00	16.52	37.8	326	0.45	2.47	1.80	8
2008(e)	19.75	0.22		(7.74)	(7.52)	(0.06)		—	(0.06)		0.00	12.17	(38.1)	395	1.41 (d)	2.00 (d)	1.76 (d)	14

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2011, 2010, 2009, and 2008. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, 2.04%, and 2.00% (Class AAA and Class A), 2.75%, 2.75%, 2.79%, and 2.75% (Class C), and 1.75%, 1.75%, 1.79% and 1.75% (Class I), respectively. For the year ended December 31, 2012, the effect of interest expense was minimal. The Fund also incurred tax expense during the year ended December 31, 2009. If tax expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.01% (Class AAA, and Class A), 2.76% (Class C), and 1.76% (Class I), respectively. For the years ended December 31, 2012, 2011, 2010, and 2008 there was no tax expense.

(d)	Annualized.
(e)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008.

See accompanying notes to financial statements.

10

The GAMCO Global Opportunity Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

11

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Staples	$ 882,743	$1,205,428	$2,088,171
Industrials	1,142,017	835,190	1,977,207
Consumer Discretionary	370,185	1,054,413	1,424,598
Materials	352,038	1,011,947	1,363,985
Information Technology	754,863	216,182	971,045
Energy	817,655	—	817,655
Health Care	—	787,470	787,470
Financials	—	711,090	711,090
Telecommunication Services	176,752	—	176,752
Total Common Stocks	4,496,253	5,821,720	10,317,973
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$4,496,253	$5,821,720	$10,317,973

During the year ended December 31, 2012, foreign common stock was transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the year amounted to $5,426,962, or 53% of total investments as of December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2012 or December 31, 2011.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

12

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty. There were no derivative contracts held at December 31, 2012.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains

13

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made

14

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses and reclassifications of gains on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to increase accumulated distributions in excess of net investment income by $289 and decrease accumulated net realized loss on investments and foreign currency transactions by $592,062, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2012 and December 31, 2011 were ordinary income of $69,870 and $30,235, respectively.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(1,268,054)
Undistributed ordinary income.	164
Net unrealized appreciation on investments and foreign currency translations	4,259,631

Total	$2,991,741

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital Loss Carryforward Available through 2016	$1,170,048
Capital Loss Carryforward Available through 2017	98,006

Total Capital Loss Carryforwards.	$1,268,054

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards of $609,377, and $591,774 of capital loss carryforwards expired for the Fund.

At December 31, 2012, the differences between book basis and tax basis unrealized appreciation/depreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

15

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related unrealized appreciation at December 31, 2012:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$6,058,295	$4,443,257	$(183,579)	$4,259,678

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2013, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2012, the Adviser reimbursed the Fund in the amount of $98,019. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreements are renewable annually. At December 31, 2012, the cumulative amount which the Fund may repay the Adviser is $172,159.

For the year ended December 31, 2011, expiring December 31, 2013	$74,140
For the year ended December 31, 2012, expiring December 31, 2014	98,019

$172,159

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

16

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $604,658 and $2,425,357, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $332 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Fund. Additionally, the Distributor retained a total of $166 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2012.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $17,358 with a weighted average interest rate of 1.19%. The maximum amount borrowed at any time during the year ended December 31, 2012 was $545,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% CDSC for one year after purchase. Class B Shares were fully redeemed on April 4, 2012.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $3 and $1, respectively.

17

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	19,484	$365,787	29,330	$562,362
Shares issued upon reinvestment of distributions	2,907	58,482	1,472	25,699
Shares redeemed	(124,816)	(2,365,901)	(127,989)	(2,409,047)

Net decrease	(102,425)	$(1,941,632)	(97,187)	$(1,820,986)

Class A
Shares sold	2,807	$52,174	1,250	$23,791
Shares issued upon reinvestment of distributions	59	1,180	26	459
Shares redeemed	(1,356)	(25,576)	(349)	(6,916)

Net increase	1,510	$27,778	927	$17,334

Class B*
Shares redeemed	(99)	$(1,791)	—	$—

Net decrease	(99)	$(1,791)	—	$—

Class C
Shares sold	—	$—	499	$10,000
Shares issued upon reinvestment of distributions	—	2	—	—
Shares redeemed	—	—	(499)	(9,521)

Net increase	—	$2	—	$479

Class I
Shares sold	15,909	$306,120	3,139	$61,245
Shares issued upon reinvestment of distributions	237	4,771	84	1,459
Shares redeemed	(4,279)	(82,269)	(8,237)	(147,120)

Net increase/(decrease)	11,867	$228,622	(5,014)	$(84,416)

*	Class B Shares were fully redeemed and closed on April 4, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

18

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

The GAMCO Global Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

20

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2012, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio manager, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance of the Fund and Adviser. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of global multi-cap growth funds, noting the Fund’s average performance for the one and three year periods and top quartile performance for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with and without the expense reimbursement arrangement in effect. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios after waivers were moderately higher than and the Fund’s size was significantly lower than average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

21

The GAMCO Global Opportunity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)(2011- 2012
John D. Gabelli Director Age: 68	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 73	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)
Anthony J. Colavita Director Age: 77	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 82	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of the Guardian Life Insurance Company of America (1992-1995)	—
Werner J. Roeder, MD Director Age: 72	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 78	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2004	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

22

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December ordinary income distributions (comprised of net investment income) totaling $0.133, $0.143, $0.002, and $0.187 per share for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2012, 89.83% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2012, the Fund passed through foreign tax credits of $0.032 per share to Class AAA, Class A, Class C, and Class I.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The GAMCO Global Opportunity Fund did not meet this strict requirement in 2012. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

23

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)

f 914-921-5118

e info@gabelli.com

   GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q412AR

24

The GAMCO Global Telecommunications Fund

Annual Report — December 31, 2012

Portfolio Management Team

Mario J. Gabelli, CFA Portfolio Manager	Sergey Dluzhevskiy, CFA, CPA Portfolio Manager	Evan Miller, CFA Portfolio Manager

Morningstar® rated The GAMCO Global Telecommunications Fund Class AAA Shares 4 stars overall, 3 stars for the three and five year periods, and 4 stars for the ten year period ended December 31, 2012 among 44, 44, 36, and 27 Communications funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended December 31, 2012, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund increased 10.6% compared with an increase of 8.7% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. See page 3 for additional performance information.

Enclosed are the schedule of investments and financial statements as of December 31, 2012.

Performance Discussion (Unaudited)

The telecommunications sector underperformed broader equity markets in the first quarter. The very weak performance of the European telecom group was due to a combination of weak macro conditions (particularly in southern Europe), intense regulatory pressures, and price competition. The first quarter performance for the telecoms sector would have been weaker still, were it not for the gains delivered by emerging markets operators.

The global telecommunications sector as a whole exhibited one of its best performances relative to the broader indices in the second quarter, as the attractive valuations and relative safety of telecom assets came to the fore. However, European telecom operators were not immune from the euro crisis and suffered from the broad selling pressure witnessed across all European equities.

In the third quarter, the telecommunications sector as a whole kept pace with the broad market rally during the quarter. The performance of the telecom group was, however, radically different by geographical location. Continued economic strength in emerging Asia (albeit with slower growth in China) and encouraging North American data enabled both of these regional telecom indices to outperform the sector as a whole. Concerns about Latin American growth (particularly Brazil) and the continued malaise in Europe were contributing factors to these regions’ underperformance.

The telecommunications sector again failed to keep pace with the performance of the broad market during the fourth quarter. The well established pattern of the telecom group underperforming in rising markets shows no evidence of breaking.

Selected holdings that contributed positively to performance in 2012 were Cincinnati Bell Inc. (3.4% of net assets as of December 31, 2012), Liberty Global Inc. (1.8%), and Dish Network Corp. (3.1%). Some of our weaker performing stocks during the year were United States Cellular Corp. (3.5%), Telefonica SA (3.2%), and Telecom Argentina SA (1.1%).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 22, 2013

Comparative Results

Average Annual Returns through December 31, 2012 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (11/1/93)
Class AAA (GABTX)	10.60%	(3.23)%	8.89%	7.50%
MSCI AC World Telecommunication Services Index	8.70	(1.97)	0.00	N/A
MSCI AC World Free Index	16.56	(0.61)	8.50	4.28(d)
Class A (GTCAX)	10.62	(3.23)	8.89	7.50
With sales charge (b)	4.26	(4.37)	8.25	7.17
Class C (GTCCX)	9.77	(3.95)	8.07	6.97
With contingent deferred sales charge (c)	8.77	(3.95)	8.07	6.97
Class I (GGTIX)	10.90	(2.98)	9.03	7.57

In the current prospectus dated April 27, 2012, the expense ratios for Class AAA, A, C, and I Shares are 1.61%, 1.61%, 2.36%, and 1.36%, respectively. See page 12 for the expense ratios for the year ended December 31, 2012. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Current performance may be lower or higher than performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectus contains information about these and other matters and should be read carefully before investing. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class C Shares would have been lower due to the additional expenses associated with this class of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Free Index is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Free Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)  Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)  Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)  MSCI AC World Free Index since inception performance is as of October 29, 1993.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND (CLASS AAA SHARES) AND MSCI AC WORLD FREE INDEX

(Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The GAMCO Global Telecommunications Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2012 through December 31, 2012	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2012.

Beginning Account Value 07/01/12		Ending Account Value 12/31/12	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Telecommunications Fund
Actual Fund Return
Class AAA	$1,000.00	$1,081.00	1.68%	$ 8.79
Class A	$1,000.00	$1,080.60	1.68%	$ 8.79
Class C	$1,000.00	$1,076.90	2.43%	$12.69
Class I	$1,000.00	$1,082.20	1.43%	$ 7.48
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.69	1.68%	$ 8.52
Class A	$1,000.00	$1,016.69	1.68%	$ 8.52
Class C	$1,000.00	$1,012.92	2.43%	$12.30
Class I	$1,000.00	$1,017.95	1.43%	$ 7.25
*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2012:

The GAMCO Global Telecommunications Fund

Diversified Telecommunications Services	47.1%
Wireless Telecommunications Services	30.3%

Other	22.9%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. That accounts for variations in a fund’s monthly performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. ©2013 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The GAMCO Global Telecommunications Fund

Schedule of Investments — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS — 99.6%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 47.1%
	Africa/Middle East — 0.4%
37,000	Maroc Telecom SA	$631,188	$488,873
200,000	Pakistan Telecommunication Co. Ltd.†(a)	155,765	35,698

		786,953	524,571

	Asia/Pacific — 4.8%
225,000	Asia Satellite Telecommunications Holdings Ltd.	487,155	718,470
5,280	Chorus Ltd., ADR	66,752	64,416
170,000	First Pacific Co. Ltd.	92,079	186,650
4,100	First Pacific Co. Ltd., ADR	3,337	22,673
90,000	PCCW Ltd.	74,681	39,479
26,000	Philippine Long Distance Telephone Co., ADR	377,301	1,594,060
16,360	PT Telekomunikasi Indonesia, ADR	154,390	604,502
655,000	Singapore Telecommunications Ltd.	495,885	1,769,473
280,000	Telekom Malaysia Berhad	355,221	553,041
1,414,985	True Corp. Public Co. Ltd.†	383,254	227,582
8,075	TT&T Public Co. Ltd., GDR†(a)(b)(c)	100,542	242

		2,590,597	5,780,588

	Europe — 17.4%
11,250	Belgacom SA	358,520	329,733
200,000	Colt Group SA†	360,549	322,942
265,000	Deutsche Telekom AG, ADR	4,292,486	3,010,930
10,000	Elisa Oyj	96,756	220,829
21,000	France Telecom SA, ADR	542,650	232,050
4,507	Hellenic Telecommunications Organization SA†	63,853	30,340
25,900	Hellenic Telecommunications Organization SA, ADR†	153,418	88,785
2,100	Iliad SA	235,095	360,487
35,000	Koninklijke KPN NV, ADR	292,518	174,300
25,000	Portugal Telecom SGPS SA	350,278	123,713
30,000	Portugal Telecom SGPS SA, ADR	135,026	149,400
9,300	Rostelecom OJSC, ADR	110,099	227,757
79,600	Sistema JSFC, GDR(d)	1,565,891	1,607,920
100,000	Sonaecom SGPS SA	156,503	195,486
35,500	Swisscom AG, ADR	860,281	1,535,375
12,000	Tele2 AB, Cl. B	213,265	216,080
750,000	Telecom Italia SpA	2,829,860	676,148
21,000	Telecom Italia SpA, ADR	578,887	190,050
284,131	Telefonica SA, ADR	2,685,902	3,832,927
93,000	Telekom Austria AG	1,881,457	704,620
62,000	Telenor ASA	959,556	1,251,658
452,000	TeliaSonera AB	1,423,550	3,062,380

Shares		Cost	Market Value
231,000	VimpelCom Ltd., ADR	$575,068	$2,423,190

		20,721,468	20,967,100

	Japan — 0.6%
12,000	Nippon Telegraph & Telephone Corp.	442,005	502,799
9,000	Nippon Telegraph & Telephone Corp., ADR	191,035	189,270

		633,040	692,069

	Latin America — 2.3%
37,415,054	Cable & Wireless Jamaica Ltd.(e)	499,070	64,770
45,001	Oi SA	412,067	201,322
86,997	Oi SA, ADR	727,778	348,858
9,000	Oi SA, Cl. C, ADR	126,049	38,700
122,000	Telecom Argentina SA, ADR	435,574	1,388,360
16,705	Telefonica Brasil SA	345,912	356,129
11,221	Telefonica Brasil SA, ADR	251,239	269,977
2,566	Telefonica Brasil SA, Preference	71,247	61,408
6,528	Telefonica SA	110,485	87,804

		2,979,421	2,817,328

	North America — 21.6%
94,000	AT&T Inc.	3,015,305	3,168,740
28,000	Atlantic Tele-Network Inc.	92,281	1,027,880
25,000	CenturyLink Inc.	735,979	978,000
740,000	Cincinnati Bell Inc.†	3,475,513	4,055,200
10,000	e.spire Communications Inc.†(c)	50,000	0
40,000	EarthLink Inc.	306,496	258,400
3,600	Equinix Inc.†	287,385	742,320
45,000	Frontier Communications Corp.	208,633	192,600
54,000	General Communication Inc., Cl. A†	243,330	517,860
50,000	Internap Network Services Corp.†	279,652	347,000
16,000	Level 3 Communications Inc.†	302,309	369,760
22,422	McLeodUSA Inc., Cl. A†(c)	78,420	110
130,000	McLeodUSA Inc., Escrow†(c)	0	0
27,100	New ULM Telecom Inc.	328,010	162,600
20,000	NorthPoint Communications Group Inc.†(c)	11,250	60
40,000	Shenandoah Telecommunications Co.	222,156	612,400
145,514	Telephone & Data Systems Inc.	3,310,162	3,221,671
25,500	TELUS Corp.	495,540	1,668,895
16,000	TELUS Corp., Non-Voting, Cl. A	397,775	1,040,394
96,000	tw telecom inc.†	1,876,719	2,445,120
117,000	Verizon Communications Inc.	3,850,354	5,062,590
34,000	Windstream Corp.	433,687	281,520

		20,000,956	26,153,120

	TOTAL DIVERSIFIED TELECOM- MUNICATIONS SERVICES	47,712,435	56,934,776

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES — 29.6%
	Africa/Middle East — 0.9%
4,000	Econet Wireless Zimbabwe Ltd.	$20,147	$18,000
20,000	MTN Group Ltd.	312,992	418,991
197,000	Orascom Telecom Holding SAE, GDR†(d)	1,120,732	618,186
210,000	Orascom Telecom Media and Technology Holding SAE, GDR(a)	453,532	88,200

		1,907,403	1,143,377

	Asia/Pacific — 3.5%
200,000	Axiata Group Berhad	464,953	431,001
42,000	China Mobile Ltd., ADR	501,868	2,466,240
48,500	China Unicom Hong Kong Ltd., ADR	328,517	790,065
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	306
4,800	PT Indosat Tbk, ADR	38,553	158,016
24,000	SK Telecom Co. Ltd., ADR	449,218	379,920
40,000	Time dotCom Berhad	81,175	51,668

		1,864,347	4,277,216

	Europe — 7.4%
29,000	Bouygues SA	822,635	857,444
750,000	Cable & Wireless Communications plc	431,580	430,684
28,400	Millicom International Cellular SA, SDR	2,259,629	2,456,502
12,000	Mobile TeleSystems OJSC, ADR	201,321	223,800
96,000	Turkcell Iletisim Hizmetleri A/S, ADR†	1,946,907	1,549,440
80,000	Vivendi SA	2,300,910	1,789,863
63,000	Vodafone Group plc, ADR	1,669,931	1,586,970

		9,632,913	8,894,703

	Japan — 2.8%
34,500	KDDI Corp.	1,544,215	2,425,175
690	NTT DoCoMo Inc.	1,107,181	987,592

		2,651,396	3,412,767

	Latin America — 4.9%
184,000	America Movil SAB de CV, Cl. L, ADR	672,749	4,257,760
17,500	Grupo Iusacell SA de CV†(c)	29,040	0
71,000	NII Holdings Inc.†	1,612,430	506,230
150,000	Tim Participacoes SA	616,034	600,733
25,656	Tim Participacoes SA, ADR	549,148	508,502

		3,479,401	5,873,225

	North America — 10.1%
45,000	Clearwire Corp., Cl. A†	80,116	130,050
68,000	MetroPCS Communications Inc.†	788,456	675,920

Shares		Cost	Market Value
2,300	Nextwave Wireless Inc.†	$2,755	$2,829
84,500	Rogers Communications Inc., Cl. B	278,860	3,846,440
580,000	Sprint Nextel Corp.†	4,279,959	3,288,600
119,200	United States Cellular Corp.†	5,679,368	4,200,608

		11,109,514	12,144,447

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	30,644,974	35,745,735

	OTHER — 22.9%
	Africa/Middle East — 0.0%
1,009	Kingdom Financial Holdings Ltd., Cl. L†(c)	0	0
504	Meikles Ltd.†	204	76

		204	76

	Asia/Pacific — 0.5%
70,000	C.P. Pokphand Co. Ltd., ADR	58,725	209,125
26,000	Himachal Futuristic Communications, GDR†(a)(c)	141,200	17,233
40,000	Hutchison Whampoa Ltd.	396,391	417,503
250,000	Time Engineering Berhad	105,104	24,526

		701,420	668,387

	Europe — 3.0%
12,000	British Sky Broadcasting Group plc	132,530	149,515
1,000	British Sky Broadcasting Group plc, ADR	24,267	50,390
23,000	CDON Group AB†	138,723	141,470
56,000	G4S plc	0	233,337
59,000	GN Store Nord A/S	388,816	853,847
20,000	InterXion Holding NV†	257,684	475,200
4,300	Kinnevik Investment AB, Cl. A	79,047	92,504
58,500	Kinnevik Investment AB, Cl. B	1,162,625	1,220,708
14,000	Nokia OYJ, ADR	33,545	55,300
18,035	PostNL NV, ADR†	215,936	71,960
1,224	Shellproof plc†	1,210	865
21,000	Telegraaf Media Groep NV	453,308	221,725
12,000	Waterloo Investment Holdings Ltd.†(c)	1,432	780
3,000	Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	29,490	11,761

		2,918,613	3,579,362

	Japan — 0.3%
72,000	Furukawa Electric Co. Ltd.†	350,157	159,566
19,000	Tokyo Broadcasting System Holdings Inc.	416,274	198,257

		766,431	357,823

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2012

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	OTHER (Continued)
	Latin America — 0.3%
15,000	Grupo Televisa SAB, ADR	$353,331	$398,700
900	Shellshock Ltd.†	521	599

		353,852	399,299

	North America — 18.8%
80,000	Adelphia Communications Corp., Cl. A†(c)	65,158	0
80,000	Adelphia Communications Corp., Escrow†(c)	0	0
80,000	Adelphia Recovery Trust†	0	320
24,250	AMC Networks Inc., Cl. A†	582,807	1,200,375
1,700	Ascent Capital Group Inc., Cl. A†	24,158	105,298
112,000	Cablevision Systems Corp., Cl. A	1,657,660	1,673,280
23,566	CanWest Global Communications Corp., Cl. A, New York†(c)	322,321	1,068
11,434	CanWest Global Communications Corp., Cl. A, Toronto†(c)	131,317	521
7,400	Cogeco Inc.	144,351	251,304
15,000	Comcast Corp., Cl. A, Special	304,294	539,250
4,000	Convergys Corp.	53,716	65,640
101,500	DIRECTV†	2,609,026	5,091,240
104,000	DISH Network Corp., Cl. A	1,821,685	3,785,600
14,000	EchoStar Corp., Cl. A†	318,054	479,080
6,000	Fisher Communications Inc.	183,823	161,940
400	Google Inc., Cl. A†	149,671	283,748
23,000	Liberty Global Inc., Cl. A†	468,989	1,448,770
38,000	Liberty Global Inc., Cl. C†	1,058,526	2,232,500
14,000	Liberty Interactive Corp., Cl. A†	163,846	275,520
18,000	Liberty Media Corp. - Liberty Capital, Cl. A†	156,406	2,088,180
942	Liberty Ventures, Cl. A†	26,915	63,830
3,000	LSI Corp.†	19,710	21,240
2,000	News Corp., Cl. B	21,050	52,480
6,000	SCANA Corp.	158,756	273,840
4,500	SJW Corp.	70,456	119,700
18,000	The Madison Square Garden Co., Cl. A†	395,984	798,300
2,000	Time Warner Cable Inc.	140,870	194,380
10,000	Time Warner Inc.	349,718	478,300
50,000	Yahoo! Inc.†	1,150,122	995,000

		12,549,389	22,680,704

	TOTAL OTHER	17,289,909	27,685,651

	TOTAL COMMON STOCKS	95,647,318	120,366,162

Shares		Cost	Market Value
	WARRANTS — 0.7%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.7%
	Asia/Pacific — 0.7%
160,000	Bharti Airtel Ltd., expire 09/19/13†(a)	$1,019,856	$922,557

	TOTAL INVESTMENTS — 100.3%	$96,667,174	121,288,719

	Other Assets and Liabilities (Net) — (0.3)%		(400,688)

	NET ASSETS — 100.0%		$120,888,031

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2012, the market value of Rule 144A securities amounted to $1,063,930 or 0.88% of net assets.

(b)	Illiquid security.
(c)

Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At December 31, 2012, the market value of fair valued securities amounted to $20,014 or 0.02% of net assets.

(d)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At December 31, 2012, the market value of Regulation S securities amounted to $2,226,106 or 1.84% of net assets, which were valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
197,000	Orascom Telecom Holding SAE, GDR	02/18/10	$1,120,732	$3.1380
79,600	Sistema JSFC, GDR	02/09/05	1,565,891	20.2000

(e)	At December 31, 2012, the Fund held an investment in a restricted security amounting to $64,770 or 0.05% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/12 Carrying Value Per Unit
37,415,054	Cable & Wireless Jamaica Ltd.	03/10/94	$499,070	$0.0017

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2012

†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	50.7%	$61,484,501
Europe	28.8	34,939,621
Asia/Pacific	8.9	10,761,888
Latin America	7.0	8,495,819
Japan	3.7	4,462,658
Africa/Middle East	0.6	725,241
South Africa	0.3	418,991

	100.0%	$121,288,719

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Statement of Assets and Liabilities

December 31, 2012

Assets:
Investments, at value (cost $96,667,174)	$121,288,719
Receivable for Fund shares sold	433,120
Receivable for investments sold	389,864
Dividends receivable	362,370
Prepaid expenses	34,522

Total Assets	122,508,595

Liabilities:
Foreign currency, at value (cost $13)	13
Payable to custodian	65,262
Deferred tax liabilities (a)	12,952
Payable for investments purchased	36,097
Payable for Fund shares redeemed	538,709
Payable for investment advisory fees	102,636
Payable for distribution fees	25,920
Payable for accounting fees	3,750
Line of credit payable	703,000
Other accrued expenses	132,225

Total Liabilities	1,620,564

Net Assets
(applicable to 5,985,661 shares outstanding)	$120,888,031

Net Assets Consist of:
Paid-in capital	$102,296,110
Accumulated distributions in excess of net investment income	(253,690)
Accumulated net realized loss on investments and foreign currency transactions	(5,761,858)
Net unrealized appreciation on investments (a)	24,608,593
Net unrealized depreciation on foreign currency translations	(1,124)

Net Assets	$120,888,031

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($117,767,204 ÷ 5,829,939 shares outstanding; 150,000,000 shares authorized)	$20.20
Class A:
Net Asset Value and redemption price per share ($1,290,122 ÷ 63,896 shares outstanding; 50,000,000 shares authorized)	$20.19
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$21.42
Class C:
Net Asset Value and offering price per share ($815,297 ÷ 41,509 shares outstanding; 50,000,000 shares authorized)	$19.64 (b)
Class I:
Net Asset Value, offering, and redemption price per share ($1,015,408 ÷ 50,317 shares outstanding; 50,000,000 shares authorized)	$20.18

(a)	Net of change of deferred Thailand capital gains tax of $12,952.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2012

Investment Income:
Dividends (net of foreign withholding taxes of $288,185)	$4,289,751
Interest	1,018

Total Investment Income	4,290,769

Expenses:
Investment advisory fees	1,258,394
Distribution fees - Class AAA	307,338
Distribution fees - Class A	3,214
Distribution fees - Class B*	78
Distribution fees - Class C	7,838
Shareholder services fees	155,275
Custodian fees	111,035
Shareholder communications expenses	105,395
Accounting fees	45,000
Directors’ fees	44,455
Registration expenses	42,123
Legal and audit fees	39,690
Interest expense	4,089
Miscellaneous expenses	18,906

Total Expenses	2,142,830

Net Investment Income	2,147,939

Net Realized and Unrealized Gain/(Loss)on
Investments and Foreign Currency:
Net realized gain on investments	4,657,054
Net realized gain on foreign currency transactions	1,695

Net realized gain on investments and foreign currency transactions	4,658,749

Net change in unrealized appreciation/depreciation:
on investments (a)	5,984,700
on foreign currency translations	(3,902)

Net change in unrealized appreciation on investments and foreign currency translations	5,980,798

Net Realized and Unrealized Gain/(Loss)on
Investments and Foreign Currency	10,639,547

Net Increase In Net Assets Resulting from Operations	$12,787,486

*	Class B shares were fully redeemed and closed on August 2, 2012.

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Statement of Changes in Net Assets

	For the Year Ended December 31,
	2012	2011
Operations:
Net investment income	$2,147,939	$2,972,692
Net realized gain on investments and foreign currency transactions	4,658,749	9,346,385
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	5,980,798	(21,945,370)

Net Increase/(Decrease) in Net Assets Resulting from Operations	12,787,486	(9,626,293)

Distributions to Shareholders:
Net investment income
Class AAA	(2,137,936)	(2,913,898)
Class A	(23,612)	(32,052)
Class B*	—	(466)
Class C	(9,119)	(13,892)
Class I	(21,949)	(13,295)

Total Distributions to Shareholders	(2,192,616)	(2,973,603)

Capital Share Transactions:
Class AAA	(16,534,332)	(18,004,284)
Class A	(196,838)	(424,038)
Class B*	(39,072)	(31,328)
Class C	(88,460)	34,360
Class I	473,859	146,762

Net Decrease in Net Assets from Capital Share Transactions	(16,384,843)	(18,278,528)

Redemption Fees	533	1,617

Net Decrease in Net Assets	(5,789,440)	(30,876,807)
Net Assets:
Beginning of period	126,677,471	157,554,278

End of period (including undistributed net investment income of $0 and $0, respectively)	$120,888,031	$126,677,471

*	Class B shares were fully redeemed and closed on August 2, 2012.

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss)										Ratios to Average Net Assets/
		from Investment Operations			Distributions							Supplemental Data
Period Ended December 31	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Return of Capital	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Period	Total Return†	Net Assets End of Period (in 000’s)	Net Investment Income	Operating Expenses(c)	Portfolio Turnover Rate
Class AAA
2012	$18.60	$0.33	$1.64	$1.97	$(0.37)	—	$(0.37)	$0.00	$20.20	10.6%	$117,767	1.71%	1.70%	2%
2011	20.43	0.41	(1.79)	(1.38)	(0.45)	—	(0.45)	0.00	18.60	(6.7)	123,919	1.99	1.61	5
2010	18.71	0.34	1.75	2.09	(0.37)	—	(0.37)	(0.00)	20.43	11.2	154,280	1.76	1.62	6
2009	15.31	0.30	3.46	3.76	(0.36)	$(0.00)(b)	(0.36)	0.00	18.71	24.6	155,352	1.88	1.69	4
2008	26.34	0.32	(11.02)	(10.70)	(0.33)	—	(0.33)	0.00	15.31	(40.6)	139,761	1.51	1.59	3
Class A
2012	$18.59	$0.32	$1.65	$1.97	$(0.37)	—	$(0.37)	$0.00	$20.19	10.6%	$1,290	1.65%	1.70%	2%
2011	20.42	0.45	(1.84)	(1.39)	(0.44)	—	(0.44)	0.00	18.59	(6.8)	1,374	2.17	1.61	5
2010	18.70	0.36	1.73	2.09	(0.37)	—	(0.37)	(0.00)	20.42	11.2	1,901	1.87	1.62	6
2009	15.31	0.29	3.46	3.75	(0.36)	$(0.00)(b)	(0.36)	0.00	18.70	24.5	1,523	1.81	1.69	4
2008	26.32	0.32	(11.00)	(10.68)	(0.33)	—	(0.33)	0.00	15.31	(40.6)	1,130	1.52	1.59	3
Class C
2012	$18.10	$0.19	$1.58	$1.77	$(0.23)	—	$(0.23)	$0.00	$19.64	9.8%	$815	0.99%	2.45%	2%
2011	19.88	0.25	(1.73)	(1.48)	(0.30)	—	(0.30)	0.00	18.10	(7.4)	843	1.27	2.36	5
2010	18.25	0.19	1.69	1.88	(0.25)	—	(0.25)	(0.00)	19.88	10.3	890	1.04	2.37	6
2009	14.96	0.17	3.36	3.53	(0.24)	$(0.00)(b)	(0.24)	0.00	18.25	23.6	659	1.08	2.44	4
2008	25.50	0.15	(10.61)	(10.46)	(0.08)	—	(0.08)	0.00	14.96	(41.0)	563	0.73	2.34	3
Class I
2012	$18.58	$0.39	$1.63	$2.02	$(0.42)	—	$(0.42)	$0.00	$20.18	10.9%	$1,016	1.96%	1.45%	2%
2011	20.41	0.44	(1.77)	(1.33)	(0.50)	—	(0.50)	0.00	18.58	(6.5)	504	2.17	1.36	5
2010	18.70	0.39	1.74	2.13	(0.42)	—	(0.42)	(0.00)	20.41	11.4	411	2.06	1.37	6
2009	15.30	0.35	3.45	3.80	(0.40)	$(0.00)(b)	(0.40)	0.00	18.70	24.8	402	2.17	1.44	4
2008(d)	25.53	0.35	(10.19)	(9.84)	(0.39)	—	(0.39)	0.00	15.30	(38.5)	416	1.78(e)	1.34(e)	3

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of distributions and does not reflect applicable sales charges. Total return for a period of less than one year is not annualized.

(a)	Per share amounts have been calculated using the average shares outstanding method. (b) Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the year ended December 31, 2008. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.57% (Class AAA and Class A), 2.32% (Class B and Class C), and 1.32% (Class I), respectively. For the years ended December 31, 2012, 2011, 2010, and 2009 the effect of interest expense was minimal.

(d)	From the commencement of offering Class I Shares on January 11, 2008 through December 31, 2008. (e) Annualized.

See accompanying notes to financial statements.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 — quoted prices in active markets for identical securities;
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
•	Level 3 — significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2012 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/12
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS
SERVICES
Asia/Pacific	$5,780,346	—	$242	$5,780,588
North America	26,152,950	—	170	26,153,120
Other Regions (a)	25,001,068	—	—	25,001,068
WIRELESS TELECOMMUNICATIONS
SERVICES
Latin America	5,873,225	—	0	5,873,225
Other Regions (a)	29,872,510	—	—	29,872,510
OTHER
Africa/Middle East	76	—	0	76
Asia/Pacific	651,154	—	17,233	668,387
Europe	3,578,582	—	780	3,579,362
North America	22,679,115	$1,589	0	22,680,704
Other Regions (a)	757,122	—	—	757,122
Total Common Stocks	120,346,148	1,589	18,425	120,366,162
Warrants (a)	—	922,557	—	922,557
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$120,346,148	$924,146	$18,425	$121,288,719

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have transfers between Level 1 and Level 2 during the year ended December 31, 2012. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at December 31, 2012, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty. There were no derivative contracts held at December 31, 2012.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2012, refer to the Schedule of Investments.

Concentration Risks. The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2012, reclassifications were made to decrease accumulated distributions in excess of net investment income by $38,503 and increase accumulated net realized loss on investments and foreign currency transactions by $1,636, with an offsetting adjustment to paid-in capital.

The Fund paid ordinary income distributions for the year ended December 31, 2012 and December 31, 2011 of $2,192,616 and $2,973,603, respectively.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(3,519,547)
Net unrealized appreciation on investments and foreign currency translations	22,111,468

Total	$18,591,921

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholder. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Fund has a capital loss carryforward available through 2017 of $3,519,547.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

During the year ended December 31, 2012, the fund utilized capital loss carryforwards of $4,352,025. At December 31, 2012, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2012.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$99,163,176	$40,441,261	$(18,315,718)	$22,125,543

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2012, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2012, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2012, other than short-term securities and U.S. Government obligations, aggregated $2,858,995 and $19,097,022, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2012, the Fund paid brokerage commissions on security trades of $9,906 to Gabelli & Company, Inc., an affiliate of the Fund. Additionally the Distributor retained a total of $1,688 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2012, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “interest expense” in the Statement of Operations. At December 31, 2012, borrowings outstanding under the line of credit amounted to $703,000.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2012 was $295,079 with a weighted average interest rate of 1.24%. The maximum amount borrowed at any time during the year ended December 31, 2012 was $2,713,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, solely to certain institutions, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge “(CDSC)” for one year after purchase. Class B Shares were fully redeemed and closed on August 2, 2012.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2012 and December 31, 2011 amounted to $533 and $1,617, respectively.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Transactions in shares of capital stock were as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Amount	Shares	Amount

Class AAA
Shares sold	447,273	$8,778,562	594,920	$12,571,285
Shares issued upon reinvestment of distributions	100,483	2,026,737	150,288	2,756,275
Shares redeemed	(1,380,494)	(27,339,631)	(1,635,082)	(33,331,844)

Net decrease	(832,738)	$(16,534,332)	(889,874)	$(18,004,284)

Class A
Shares sold	20,124	$394,481	43,102	$915,987
Shares issued upon reinvestment of distributions	965	19,461	1,388	25,449
Shares redeemed	(31,082)	(610,780)	(63,737)	(1,365,474)

Net decrease	(9,993)	$(196,838)	(19,247)	$(424,038)

Class B*
Shares issued upon reinvestment of distributions	—	—	8	$141
Shares redeemed	(2,047)	$(39,072)	(1,568)	(31,469)

Net decrease	(2,047)	$(39,072)	(1,560)	$(31,328)

Class C
Shares sold	10,767	$205,885	9,017	$185,261
Shares issued upon reinvestment of distributions	328	6,428	592	10,550
Shares redeemed	(16,174)	(300,773)	(7,775)	(161,451)

Net increase/(decrease)	(5,079)	$(88,460)	1,834	$34,360

Class I
Shares sold	49,386	$988,877	10,809	$224,516
Shares issued upon reinvestment of distributions	722	14,548	724	13,274
Shares redeemed	(26,941)	(529,566)	(4,520)	(91,028)

Net increase	23,167	$473,859	7,013	$146,762

*	Class B shares were fully redeemed and closed on August 2, 2012.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The GAMCO Global Telecommunications Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 28, 2013

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2012, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global telecommunications funds, noting that the Fund’s performance was in the third quartile in its peer group for the one and three year periods and was average for the five year period.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of telecommunication funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratio was above average and the Fund’s size was below average within this group. The Independent Board Members were presented with, but did not consider material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was satisfactory. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board.

The GAMCO Global Telecommunications Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Telecommunications Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 70	Since 1993	27	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC, and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of RLJ Acquisition Inc. (blank check company)(2011- 20 12)

John D. Gabelli Director Age: 68	Since 1993	10	Senior Vice President of Gabelli & Company, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 73	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 77	Since 1993	35	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 82	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1992-1995)	—

Werner J. Roeder, MD Director Age: 72	Since 1993	22	Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 78	Since 1993	20	Chairman of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 67	Since 2004	29	Chairman (since 1978) of Zizza & Associates Corp. (financial consulting); Chairman (since 2005) of Metropolitan Paper Recycling, Inc. (recycling); Chairman (since 2009) of E-Corp English (business services)	Chairman of Harbor BioSciences, Inc. (biotechnology); Director of Trans-Lux Corporation (business services); Chairman of Bion Environmental Technologies (technology)

The GAMCO Global Telecommunications Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President, Secretary, and Acting Chief Compliance Officer Age: 61	Since 2003 Since November 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

2012 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2012, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.371, $0.374, $0.228, and $0.425, per share for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2012, 38.81% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.02% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2012, the Fund passed through foreign tax credits of $0.051 per share to Class AAA, Class A, Class C, and Class I.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2012 which was derived from U.S. Treasury securities was 0.02%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The GAMCO Global Telecommunications Fund did not meet this strict requirement in 2012. The percentage of U.S. Government securities held as of December 31, 2012 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

•	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

•

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI/GAMCO FAMILY OF FUNDS

VALUE

Gabelli Asset Fund

Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund’s primary objective is growth of capital.

(Multiclass)	Team Managed

Gabelli Dividend Growth Fund

Seeks to invest at least 80% of its net assets in dividend paying stocks. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

TETON Westwood Equity Fund

Seeks to invest primarily in the common stock of well seasoned companies that have recently reported positive earnings surprises and are trading below Westwood’s proprietary growth rate estimates. The Fund’s primary objective is capital appreciation.

(Multiclass)	Team Managed

FOCUSED VALUE

Gabelli Focus Five Fund

Seeks to invest up to 50% of its net assets in the equity securities of five companies with the remaining net assets invested in ten to twenty other companies or in short-term high grade investments or cash and cash equivalents.

(Multiclass)	Team Managed

Gabelli Value Fund

Seeks to invest in securities of companies believed to be undervalued. The Fund’s primary objective is long-term capital appreciation. (Multiclass)                Team Managed

SMALL CAP

Gabelli Small Cap Growth Fund

Seeks to invest primarily in common stock of smaller companies (market capitalizations at the time of investment of $2 billion or less) believed to have rapid revenue and earnings growth potential. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood SmallCap Equity Fund

Seeks to invest primarily in smaller capitalization equity securities – market caps of $2.5 billion or less. The Fund’s primary objective is long-term capital appreciation.

(Multiclass)	Portfolio Manager: Nicholas F. Galluccio

GROWTH

GAMCO Growth Fund

Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund’s primary objective is capital appreciation.

(Multiclass)	Portfolio Manager: Howard F. Ward, CFA

GAMCO International Growth Fund

Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification.

(Multiclass)	Portfolio Manager: Caesar Bryan

AGGRESSIVE GROWTH

GAMCO Global Growth Fund

Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world’s marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

MICRO-CAP

TETON Westwood Mighty MitesSM Fund

Seeks to invest in micro-cap companies that have market capitalizations of $500 million or less. The Fund’s primary objective is long-term capital appreciation. (Multiclass)

Team Managed

EQUITY INCOME

Gabelli Equity Income Fund

Seeks to invest primarily in equity securities with above average market yields. The Fund pays monthly distributions and seeks a high level of total return with an emphasis on income. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

TETON Westwood Balanced Fund

Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund’s primary objective is both capital appreciation and current income. (Multiclass)

Team Managed

TETON Westwood Income Fund

Seeks to provide a high level of current income as well as long-term capital appreciation by investing in income producing equity and fixed income securities. (Multiclass)

Portfolio Manager: Barbara G. Marcin, CFA

SPECIALTY EQUITY

GAMCO Vertumnus Fund

Seeks to invest principally in common stock and convertible securities of domestic and foreign companies. The Fund’s primary objective is total return through a combination of current income and capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

GAMCO Global Opportunity Fund

Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

Gabelli SRI Green Fund

Seeks to invest in common and preferred stocks meeting guidelines for social responsibility (avoiding defense contractors and manufacturers of alcohol, abortifacients, gaming, and tobacco products) and sustainability (companies engaged in climate change, energy security and independence, natural resource shortages, organic living, and urbanization). The Fund’s primary objective is capital appreciation. (Multiclass)

Team Managed

SECTOR

GAMCO Global Telecommunications Fund

Seeks to invest in telecommunications companies throughout the world – targeting undervalued companies with strong earnings and cash flow dynamics. The Fund’s primary objective is capital appreciation. (Multiclass) Team Managed

Gabelli Gold Fund

Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund’s objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of worldwide economic, financial, and political factors.

(Multiclass)	Portfolio Manager: Caesar Bryan

Gabelli Utilities Fund

Seeks to provide a high level of total return through a combination of capital appreciation and current income.

(Multiclass)	Portfolio Manager: Mario J. Gabelli, CFA

MERGER AND ARBITRAGE

Gabelli ABC Fund

Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund’s primary objective is total return in various market conditions without excessive risk of capital loss. (No-load) (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

Gabelli Enterprise Mergers and Acquisitions Fund

Seeks to invest in securities believed to be likely acquisition targets within 12–18 months or in arbitrage transactions of publicly announced mergers or other corporate reorganizations. The Fund’s primary objective is capital appreciation. (Multiclass)

Portfolio Manager: Mario J. Gabelli, CFA

CONTRARIAN

GAMCO Mathers Fund

Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (No-load)

Portfolio Manager: Henry Van der Eb, CFA

Comstock Capital Value Fund

Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.

(Multiclass)	Portfolio Managers: Charles L. Minter Martin Weiner, CFA

FIXED INCOME

TETON Westwood Intermediate Bond Fund

Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund’s primary objective is total return.

(Multiclass)	Portfolio Manager: Mark R. Freeman, CFA

CASH MANAGEMENT-MONEY MARKET

Gabelli U.S. Treasury Money Market Fund

Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund’s primary objective is to provide high current income consistent with the preservation of principal and liquidity. (No-load)

Co-Portfolio Managers: Judith A. Raneri

Ronald S. Eaker

An investment in the above Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Funds may invest in foreign securities which involve risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks.

To receive a prospectus, call 800-GABELLI (800-422-3554). Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund before investing.

The prospectus contains more information about these and other matters and should be read carefully before investing.

Distributed by G.distributors, LLC, One Corporate Center, Rye, NY 10580.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL

TELECOMMUNICATIONS FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e   info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

Gabelli & Company, Inc.

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President, Secretary, and

Acting Chief Compliance

Officer

Agnes Mullady

Treasurer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Overall Morningstar Rating

Morningstar® rated The GAMCO Global Telecommunications Fund Class AAA Shares 4 stars overall, 3 stars for the three and five year periods, and 4 stars for the ten year period ended December 31, 2012 among 44, 44, 36, and 27 Communications funds, respectively.

GAB401Q412AR

THE

GAMCO GLOBAL

TELECOMMUNICATIONS FUND

Annual Report December 31, 2012

Overall Morningstar RatingTM

Morningstar RatingTM is based on risk-adjusted returns.

GAB401Q412AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $90,700 for 2011 and $93,500 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $12,800 for 2011 and $13,200 for 2012. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $59,100 for 2011 and $29,100 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/11/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/11/2013

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/11/2013

* Print the name and title of each signing officer under his or her signature.